KNOWLEDGE  o  DISCIPLINE  o  SERVICE  o  CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
-------------------------------------------------------------------------------

INVESCO SECTOR FUNDS, INC.

ENERGY
FINANCIAL SERVICES
GOLD
HEALTH SCIENCES
LEISURE
TECHNOLOGY
UTILITIES








                                     ANNUAL











ANNUAL REPORT | October 31, 1999                         [INVESCO ICON]  INVESCO

"...WE ARE QUITE OPTIMISTIC ABOUT OUR BASIC FOCUS ON WHAT PEOPLE LIKE TO DO WITH THEIR TIME AND THEIR MONEY. AT ITS ROOT, THIS SEEMS TO US SIMPLY A STRATEGIC "PLAY" ON THE GROWTH OF THE WORLD ECONOMY AND THE ENRICHMENT OF ITS CONSUMERS."
                                                                          PAGE 8

The line graphs illustrate the value of a $10,000 investment, plus reinvested dividends and capital gain distributions, for the 10-year or since inception period ended 10/31/99. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Of course, past performance is no guarantee of future results.)(1),(2)

                                    TOTAL RETURN
                             PERIODS ENDED 10/31/99(1)
                              6 months    1 year   5 years*   10 years*   Page #

ENERGY FUND                      3.40%    21.19%    11.46%       5.10%      4
FINANCIAL SERVICES FUND         -7.65%    13.52%    24.02%      21.64%      5
GOLD FUND                      -11.17%    -3.68%   -14.62%      -6.91%      6
HEALTH SCIENCES FUND             1.08%     8.44%    23.81%      19.44%      7
LEISURE FUND                    14.25%    65.13%    23.13%      19.98%      8
TECHNOLOGY FUND--CLASS I        41.85%    72.61%**    N/A         N/A       9
TECHNOLOGY FUND--CLASS II       41.50%   107.23%    33.00%      27.75%      9
UTILITIES FUND                   3.52%    23.22%    18.26%      13.57%     10

* AVERAGE ANNUALIZED
** CUMULATIVE RETURN SINCE INCEPTION (12/98)

Graph:   Energy Fund
         10-Year Total Return vs. S&P 500 Index

         This line graph compares the value of a $10,000 investment in INVESCO Energy Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended October 31, 1999.

Graph:   Financial Services Fund
         10-Year Total Return vs. S&P Financial Index

         This line graph compares the value of a $10,000 investment in INVESCO Financial Services Fund to the value of a $10,000 investment in the S&P 500 Financial Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended October 31, 1999.

Graph:   Gold Fund
         10-Year Total Return vs. S&P 500 Index

         This line graph compares the value of a $10,000 investment in INVESCO Gold Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended October 31, 1999.

Graph:   Health Sciences Fund
         10-Year Total Return vs. S&P 500 Index

         This line graph compares the value of a $10,000 investment in INVESCO Health Sciences Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended October
         31, 1999.

Graph:   Leisure Fund
         10-Year Total Return vs. S&P 500 Index

         This line graph compares the value of a $10,000 investment in INVESCO Leisure Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended October 31, 1999.

Graph:   Technology Fund-Class II
         10-Year Total Return vs. S&P 500 Index

         This line graph compares the value of a $10,000 investment in INVESCO Technology Class Fund-II to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended October 31, 1999.

Graph:   Technology Fund-Class I
         Total Return Since Inception 12/22/98 vs. S&P 500 Index

         This line graph compares the value of a $10,000 investment in INVESCO Technology Fund-Class I to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/98) through 10/31/99.

Graph:   Utilities Fund
         10-Year Total Return vs. S&P Utility Index

         This line graph compares the value of a $10,000 investment in INVESCO Utility Fund to the value of a $10,000 investment in the S&P Utility Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended October 31, 1999.


"FUNDAMENTALS USUALLY WIN OUT, HOWEVER, AND THIS IS WHERE OUR INTENSIVE RESEARCH CAPABILITY GIVES US AN EDGE-WE TRY TO KNOW WHAT WE OWN AND WHY WE OWN IT, SO THAT WE TAKE ADVANTAGE OF THE VOLATILITY AND NOT BE SHAKEN OUT OF POSITIONS DUE TO A LACK OF UNDERSTANDING."

ENERGY FUND
A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------
Dear Shareholder:

In running Energy Fund, we keep one premise in mind: Eventually, the economic fundamentals of energy supply and demand will determine the performance of the sector. Happily, oil stocks began to reflect these fundamentals earlier this year. More encouraging still, the fundamentals for the oil and gas industries have continued to improve, suggesting that this recovery is poised to continue.

For the one-year period ended October 31, 1999, the value of your shares rose 21.19%. This performance lagged that of the S&P 500 Index, which rose 25.66% over the same period. (Of course, past performance is no guarantee of future results.)(1),(2)

Behind the wild swings in the price of oil and oil companies over this past year was a set of inventory adjustments that, from a distance, were relatively minor in scale. Due to the drop in Asian demand following the economic crisis of 1997, world demand levels began to drop, creating excess supplies. These, in turn, drove oil prices down toward the lows they experienced in the summer and fall of 1998.

As Asia began recovering and production began to diminish in response to the low prices, however, the gap between production and demand began to narrow. This was further accelerated in March 1999, when the Organization of Petroleum Exporting Countries (OPEC) agreed on a new set of production limits.

Indeed, world oil production capacity (including all of OPEC) is roughly 80 million barrels per day, which is only 3 million barrels per day more than the expected daily world demand in the year 2000--the smallest excess capacity since the 1970s. We expect that, by the end of 1999, inventories of both crude oil and refined products will be at their lowest levels in five years. This bodes well, of course, for both the price of oil and the profits of oil companies.

The situation in the natural gas industry is even more encouraging for investors. Electric power plants, homeowners, and other users have increasingly turned toward natural gas as a cost-effective and environmentally friendly source of energy. Yet natural gas production has lagged, a situation that has generally escaped notice, due to a series of warm winters which lowered heating demand.

While we are optimistic for many companies throughout the energy sector, we are especially enthusiastic about those that have managed to grow and invest even in the face of last year's problems. Our favorite investments, for example, include Nabors Industries, the largest land driller in the world, and Apache, a large production and exploration firm. Both of these companies have managed to record accelerating earnings growth through well-considered acquisitions.

Although oil stocks have fought their way back from their depressed levels last winter, we do not believe they yet reflect these promising fundamentals. Indeed, any hint of an earnings disappointment has sent many investors running for the exits--leaving choicer opportunities for those with the patience to let the fundamentals operate.


/s/ John S. Segner

John S. Segner
Vice President

FINANCIAL SERVICES FUND
A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------
Dear Shareholder:

This has been a positive year for our fund, although we lagged the returns of many closely watched market indexes. Financial services investors suffered especially this past year from the threat of higher interest rates. While these fears proved reasonable given the rise in rates this spring, many financial companies have nonetheless continued to show healthy earnings growth. This leaves the sector well-positioned, we believe, to continue the recovery it began at the end of our current reporting period.

For the one-year period ended October 31, 1999, the value of your shares rose 13.52%. This performance lagged that of the S&P 500 Index, which rose 25.66% over the same period. Our return also lagged the S&P Financial Index, which rose 21.42%. (Of course, past performance is no guarantee of future results.)(1),(2)

In many ways, this past year in the financial services sector resembled the situation in 1994, also a period of rising interest rates. Then, as now, investors turned their backs on financial services firms, discounting the solid fundamentals that many continued to enjoy in the form of healthy earnings and minimal credit losses. When interest rates reached an inflection point and began heading lower in the summer of 1995, the prices of many financial services firms snapped back.

There is, of course, no guarantee that history will repeat itself. Should rates fall and valuations in the sector improve, however, our fund is well-positioned to benefit. The fast-growing companies in which we invest generally carry higher multiples than their peers. While this caused our fund some problems last year, we are optimistic that, when investors return to this sector, they will head first to these leading firms.

One difference between this period and 1994 is that technological change has been flowing fast and furious in the sector as a result of the Internet. We are monitoring the impact of the Internet closely, and to this point we have favored established companies with multi-distribution channels that are moving online. Wells Fargo, for example, has been a pioneer in online billing services and Web-based electronic banking. While a degree of caution is necessary in evaluating claims for the technology, it does seem that banks are uniquely well-positioned to draw Web traffic to their sites, thus providing an additional opportunity for profit as Web portals.

Finally, financial services deregulation further complicates the picture, although in ways favorable for investors. Passage of legislation allowing greater integration of insurance, banking, and brokerage eased nearer as the year progressed and was signed at the beginning of November. The greater competition that should result may well allow substantial gains for investors in the best firms.


/s/ Jeffrey G. Morris

Jeffrey G. Morris
Vice President

GOLD FUND
A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------
Dear Shareholder:

This was another challenging fiscal year for gold investors, and our fund once again recorded a loss. Yet the very last weeks of our recording period showed a very different side of the gold markets. While recent history cautions against being too quick to see a turning point for gold investors, we are hopeful that in fact this may represent a fundamental change in the market's direction.

For the one-year period ended October 31, 1999, the value of your shares declined 3.68%. This performance contrasts with the strong advance of the S&P 500 Index, which rose 25.66% over the same period. (Of course, past performance is no guarantee of future results.)(1),(2)

Many investors would be quite surprised to know that demand for gold has for many years been dramatically outstripping the marginal increases in mine production; indeed, the gap has largely widened over the past decade even as gold prices have fallen.

The shortfall has not been to the benefit of investors primarily for one reason, however: the impact of central bank selling. Many nations have been net sellers of gold as the U.S. dollar has increasingly taken over gold's role as the world's reserve currency. In addition, gold investors have never been sure how much gold would come tumbling out of national coffers as their doors occasionally opened.

Thanks to a recent announcement by the European nations, however, investors now have a much better idea of the scale and timing of these gold sales. This has added a degree of certainty to the market, one which is likely to help it operate more efficiently. Now investors can weigh production and sales against demand, thereby allowing them to focus on the fundamentals of the market itself.

These fundamentals appear encouraging. No less an authority than Alan Greenspan has argued that gold provides a helpful backing to a nation's money supply; it seems unlikely that this source of demand will disappear as emerging markets develop. Also, demand from Asia--a vital support for the market--is on the rise as that region's economies continue to recover. Finally, the cost of mining new gold helps establish a floor not too far below current prices.

We will continue to attempt to exploit these fundamentals through our focus on large, low-cost gold producers. Newmont Mining, for example, is one of our favorite holdings. Because it does not hedge against the price of gold--in other words, use the options market to reduce its exposure to gold's price swings--Newmont seems especially well-positioned to benefit if prices recover.

In sum, in a market characterized by ample valuations, gold stocks seem remarkably "near to the bone." We are hopeful that our next report will bring with it more encouraging news.


/s/ John S. Segner

John S. Segner
Vice President

HEALTH SCIENCES FUND
A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------
Dear Shareholder:

While it's true that beauty is in the eye of the beholder, it's probably also true that beauty is a relative thing--at least in the stock market. Unfortunately, health care stocks have not been very attractive in the latter context this year. Nonetheless, we are confident that their remarkably consistent earnings growth will make them stand out again should the rest of the market return to more normal performance patterns in the years ahead.

For the one-year period ended October 31, 1999, the value of your shares rose 8.44%. This return substantially lagged that of the S&P 500 Index, which rose 25.66% over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

Over the past several years, pharmaceutical stocks have enjoyed a remarkable record of double-digit earnings growth. As we have outlined in our past reports, this has been due to the continuing growth in drug spending by consumers worldwide, and has reflected profound demographic and technological trends. This enviable record has drawn considerable attention from growth investors, and has resulted in very solid gains for the stocks and for our fund over the years.

Given the "profits recession" that many non-health care stocks faced last year, however, earnings growth outside the pharmaceutical sector has been very healthy this year--diminishing the relative performance of the pharmaceutical sector. We should emphasize, however, that profits growth has not been as impressive in the health care sector precisely because drug companies continued to perform well in the face of the slowdown last year--making their year-over-year comparisons more challenging.

Of course, not all the sector's problems have come from this comparison phenomenon. The prominent drug maker Pfizer set off the slide in pharmaceutical stocks by warning in April that its second-quarter earnings would come in below expectations. Also, increased attention to Medicare reform has made some investors worry about the possibility of price controls and other factors. Finally, demand for medical devices such as coronary stents and pacemakers has leveled off, cooling what was a very hot industry last year.

Ironically, while a disappointing one for investors, this may be remembered as a breakthrough year for medical technology. New drugs from industry leaders such as Lilly, Pfizer, and Merck have enjoyed very successful launches, and promising drugs in the regulatory pipeline suggest more good news is on the way.

Biotechnology has been a bright spot in the sector. Product sales have increased at a healthy clip, and mergers and acquisitions within the industry have drawn attention. Additionally, biotechnology companies have appeared as less vulnerable to any changes in Medicare regulation or coverage.

As always, we would urge you to consider the long-term trends in the economy when considering your investment strategy. This past year, the world's population has gotten a little bit older and a little bit richer. Every indication is that consumption of advanced pharmaceuticals as well as medical devices and services will continue to increase. Given the significant barriers to entry in the sector, this seems to us to offer great prospects for the best-positioned firms. Our plan is to continue to be there when the market recognizes these opportunities.

/s/ John R. Schroer

John R. Schroer
Senior Vice President

LEISURE FUND
A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------
Dear Shareholder:

We are pleased to report on a very successful year for our fund. Most rewarding has been the extent to which many different stocks have performed well. In a market characterized by a small number of hot stocks dramatically outperforming the rest of the market, we have nevertheless managed to enjoy a broad advance among our portfolio holdings.

For the one-year period ended October 31, 1999, the value of your shares rose 65.13%. This performance easily surpassed that of the S&P 500 Index, which rose 25.66% over the same period. (Of course, past performance is no guarantee of future results.)(1),(2)

These positive returns have flowed from our strategy of conducting fundamental research on the roughly 200 companies that make up the leisure sector, then narrowing them down to a fairly concentrated portfolio of 30 to 40 stocks. This fundamental approach has kept us from some of the more prominent names within the sector that have recently experienced problems, such as certain toy companies and resort operators, for example.

While individual companies will always be at risk, the leisure sector as a whole seems to us likely to continue to prosper, growing at a pace faster than the U.S. economy as a whole. Our task will be to find the areas where consumers are directing their leisure dollars.

Cable television has been of continuing interest to us. A large part of this focus has involved programming, which we believe brings significant competitive advantages to the companies that do it well. Even as the television audience becomes more fragmented, carefully targeted cable networks are solidifying their holds on consumer viewing habits. We are also enthusiastic about satellite television providers, in particular Echostar Communications, which has been one of our top-performing stocks.

While the bulk of our holdings are based in the United States, the portfolio is also positioned to benefit from the recovery in the world economy. A couple of our largest advertising holdings, Omnicom and WPP, both derive the bulk of their earnings from operations overseas. Our largest holding, the cable programming company AT&T Liberty Media, is also well-positioned in Europe and elsewhere overseas.

It bears repeating that we are unlikely to consistently duplicate this year's performance, which saw us more than double the returns of the S&P 500 Index. Still, we are quite optimistic about our basic focus on what people like to do with their time and their money. At its root, this seems to us simply a strategic "play" on the growth of the world economy and the enrichment of its consumers.(1),(2)


/s/ Mark Greenberg

Mark Greenberg
Vice President

TECHNOLOGY FUND
A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------
Dear Shareholder:

Technology led stocks out of their 1998 bear market doldrums, a leadership position that has been nearly continuous over the past 13 months. As we faced the millennium, with its well-publicized Y2K problem, few would have imagined that the technology sector would enjoy one of its best stretches of performance ever over the following year, or that many leading technology firms would continue to grow at astonishing rates.

For the one-year period ended October 31, 1999, the value of Class II shares rose 107.23%. This return more than quadrupled that of the S&P 500 Index, which rose 25.66%. Class I shares have risen 72.61% since their introduction in December 1998. (Of course, past performance is no guarantee of future results.) We would caution shareholders to avoid expecting such results to continue--the returns in this period have been truly extraordinary.(1),(2)

As we informed you in our semiannual report last spring, I took over direction of the fund at the end of 1998. Our strategy has been to own the leaders within the various sub-sectors of technology. These are companies which we believe have long-term defensible positions and sustainable growth prospects. We have also broadened the fund's approach, including in the portfolio secondary and tertiary companies to take advantage of broad secular or cyclical trends. For example, we overweighted the semi-conductor industry for much of the year, and more recently we have expanded our exposure to software. We concentrate the portfolio less than many of our competitors, using the industry weightings to gain performance advantage. This also enables us to help control risk.

Demand for technology products along the "food chain" has been extremely strong. Companies selling semi-conductors, software, networking equipment, personal computers, telecommunications equipment, outsourcing services, consulting and other technology products have seen demand remain strong. More importantly, the drivers of this demand--businesses moving into e-commerce, the "mainstreaming" of the Internet, the proliferation of wireless communications, and the deregulation of the worldwide telecommunications industry--are expected to persist for a number of years.

Notwithstanding our long-term bullishness, we hasten to point out that there is a tremendous amount of speculation occurring within the technology sector. Valuations have in many cases become so high as to be nearly irrelevant in making investment decisions. The new issue market has been extremely "hot," with numerous stocks rocketing to staggering levels.

We expect many of these companies to fail or to consolidate into others. This shakeout period will be harsh and could create tremendous volatility in technology stocks. As always, we are working to discriminate between those companies which we believe have viable business plans, strong management teams, and a solid competitive position, and those that lack the elements critical to success.

These are exciting times to be an investor in technology, but we should remind shareholders that stocks do go down as well, and tech stocks, which are among the most volatile in the market, can go down a lot, even when nothing is wrong. Fundamentals usually win out, however, and this is where our intensive research capability gives us an edge--we try to know what we own and why we own it, in order to take advantage of volatility and not be shaken out of positions due to a lack of understanding.


/s/ William R. Keithler

William R. Keithler
Senior Vice President

UTILITIES FUND
A REPORT FROM THE MANAGER
--------------------------------------------------------------------------------
Dear Shareholder:

This has been a rewarding fiscal year for our fund, one that has seen us enjoy solid returns while steadily adjusting the portfolio to best seek our twin goals of solid performance and less risk.

For the one-year period ended October 31, 1999, the value of your shares rose 23.22%. This return lagged that of the S&P 500 Index, which rose 25.66%, but it handily exceeded the return of the S&P Utility Index, which rose 2.09%. (Of course, past performance is no guarantee of future results.)(1),(2)

As the utilities sector and stock markets in general have changed over the past several years, so has the role of funds such as ours, in our opinion. As many of you know, deregulation and technical change have threatened many older utilities, which once were reliable sources of dividends for investors seeking current income. As usual, however, the tearing down of one set of investment opportunities has created room for another, as more aggressive firms have benefited from these deregulated markets.

Our aim in the fund, of course, has been to highlight the latter category of utilities firms, which seem to us to offer better long-term opportunities for investors. At the same time, however, we have taken seriously our mandate to focus on what we believe truly defines a utilities firm--its performance of a necessary, reliable service. The attraction of such firms for investors is clear: They offer reliable earnings that are less at risk from any economic downturn.

Because of our emphasis on consistency, we have also sought out those areas of the utilities sector where the deregulation process is clearest to investors. A utility company enjoying a rate structure or monopoly that may soon disappear clearly loses its attraction as a safe investment.

For this reason we have targeted telecommunications firms rather than electrical utilities. Telephone companies, regulated nationally according to well-defined guidelines, have seemed to us to be much more stable investments than electric companies subject to the widely varying agendas of individual state regulatory agencies. Some of our largest and most rewarding positions, for example, have been in the stocks of the regional Bell operating companies. While still regulated, these firms are subject to few surprises from Washington, and they have used their growing freedom to compete to invest in technology and wider markets.

Within the gas and electric utility industries, our focus has been on the relatively small number of companies that are finding a way to grow through the use of new technologies. One company attracting our attention has been Calpine, an operator of leading-edge gas-fired and geothermal power plants. Because its plants are so efficient, Calpine seems to us well-positioned to profit from deregulation.

Going forward, we will continue to adjust the portfolio according to this service-based model. Although rising interest rates and any number of market scenarios could bring trouble, we remain optimistic that our balanced approach will continue to serve us well.


/s/ Brian B. Hayward

Brian B. Hayward
Vice President

--------------------------------------------------------------------------------
FUND MANAGERS


ENERGY

The fund is managed by Vice President John S. Segner. He received a BS from the University of Alabama and an MBA from the University of Texas at Austin. Before joining INVESCO in 1997, John served as Managing Director and Principal for The Mitchell Group.

FINANCIAL SERVICES

The fund is managed by Vice President Jeffrey G. Morris. He received a BS from Colorado State University and an MS from the University of Colorado-Denver. He is a Chartered Financial Analyst.

GOLD

The fund is managed by Vice President John S. Segner. He received a BS from the University of Alabama and an MBA from the University of Texas at Austin. Before joining INVESCO in 1997, John served as Managing Director and Principal for The Mitchell Group.

HEALTH SCIENCES

The fund is managed by Senior Vice President John R. Schroer, a Chartered Financial Analyst. John started his investment career in 1989, after earning an MBA and BA from the University of Wisconsin.

LEISURE

The fund is managed by Vice President Mark Greenberg. Mark started his investment career in 1980 and has over 16 years of experience in the leisure sector.

He has a BSBA from Marquette University and is a Chartered Financial Analyst.

TECHNOLOGY

The fund is managed by Senior Vice President William R. Keithler, who returned to INVESCO in 1998 after serving as vice president and portfolio manager with Berger Associates. Bill has an MS from the University of Wisconsin-Madison and a BS from Webster College. He is a Chartered Financial Analyst.

UTILITIES

The fund is managed by Vice President Brian B. Hayward. Previously, he was a senior equity analyst for Mississippi Valley Advisors. Brian has a BA in Mathematics and an MA in economics from the University of Missouri. He is a Chartered Financial Analyst.

--------------------------------------------------------------------------------

SINCE THE FUNDS ARE ACTIVELY MANAGED, HOLDINGS WILL CHANGE OVER TIME.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE S&P 500 IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET. THE S&P UTILITY AND S&P FINANCIAL INDEXES ARE CONSIDERED REPRESENTATIVE OF THOSE SECTORS.

MARKET HEADLINES
--------------------------------------------------------------------------------

NOVEMBER 1998 TO OCTOBER 1999

The markets recorded another healthy advance for the 12 months ended October 31, 1999. For investors resetting their clocks on Halloween, however, the good news may have seemed like so much ancient history. The markets rose quickly through the end of 1998 and into the beginning of 1999, but then appeared to stall in the spring. While precise explanations for the slowdown varied, nearly all could agree on one culprit: rising interest rates.

With the American economic expansion entering its ninth year and world growth recovering, the possibility of increasing inflationary pressures worried many investors. The one observer who mattered most, of course, was Federal Reserve Board Chairman Alan Greenspan. Several moderately troubling inflation signals were enough for Greenspan and his fellow Governors to raise short-term rates on two occasions, and market interest rates headed higher accordingly.

By the fall, tighter credit had taken its toll on interest-rate sensitive sectors such as homebuilding and financial services. The public received the message as well: Consumer confidence, while still high, began to drift lower as the public considered higher mortgage rates and a flatter stock market. Meanwhile, the bond markets languished due to the higher rates and poor technical conditions.

With the world economy coming back to life and domestic consumer confidence remaining relatively strong, however, rising rates barely slowed down most major companies. Indeed, profit growth at many firms skyrocketed back from 1998's slowdown. This posed a strong contrast to the classic late stages of most expansions, when profit growth should theoretically slow; if anything, leading companies seemed to be picking up speed.

Torn between good profit news on the one hand and rising interest rates on the other, investors waffled and the domestic equity markets moved sideways--stuck in a "horizontal trading range," in Wall Street's parlance. Interestingly, many market watchers became more optimistic about performance in 2000, based in part on their hope that the Y2K issue would no longer hang over the markets. Stocks therefore seemed poised for at least a temporary rebound, and the sudden surge at the end of October gave some hope that more good news is in store.

YEAR 2000 COMPUTER ISSUE
(UNAUDITED)

Many computer systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control. If INVESCO's own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the funds could be adversely affected.

In addition, the markets for, or values of, securities in which the funds invest may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the funds' investments. At this time, it is generally believed that foreign issuers, particularly those in emerging and other markets, may be more vulnerable to Year 2000 problems than will be issuers in the U.S.

FIVE LARGEST COMMON STOCK HOLDINGS


INVESCO SECTOR FUNDS, INC.
OCTOBER 31, 1999

DESCRIPTION                                                               VALUE
--------------------------------------------------------------------------------
ENERGY FUND
Talisman Energy                                                   $  13,260,000
USX-Marathon Group                                                    9,978,225
Burlington Resources                                                  9,102,375
Nabors Industries                                                     9,075,000
Exxon Corp                                                            8,517,187

FINANCIAL SERVICES FUND
Citigroup Inc                                                     $  78,965,669
Wells Fargo                                                          72,090,175
Bank of New York                                                     67,854,250
Morgan Stanley Dean Witter & Co                                      64,885,812
American Express                                                     59,983,000

GOLD FUND
Placer Dome                                                       $   8,487,500
Barrick Gold                                                          7,325,000
Meridian Gold                                                         7,125,000
Franco-Nevada Mining                                                  7,052,825
Goldcorp Inc Class A Shrs                                             5,400,975

HEALTH SCIENCES FUND
Johnson & Johnson                                                 $ 101,350,339
Warner-Lambert Co                                                   100,386,167
Bristol-Myers Squibb                                                 87,533,989
Merck & Co                                                           83,674,290
Schering-Plough Corp                                                 79,762,568

LEISURE FUND
AT&T Corp-Liberty Media Group Class A Shrs                        $  34,698,067
Harrah's Entertainment                                               32,062,750
Omnicom Group                                                        18,128,000
Gemstar International Group Ltd                                      16,150,063
MediaOne Group                                                       15,342,394

TECHNOLOGY FUND
America Online                                                    $  75,283,594
Cisco Systems                                                        62,802,320
Nokia Corp Sponsored ADR Representing Ord Shrs                       59,768,925
Gemstar International Group Ltd                                      58,258,375
Conexant Systems                                                     54,157,500

DESCRIPTION                                                               VALUE
--------------------------------------------------------------------------------
Utilities Fund
AT&T Canada Class B Shrs Depository Receipts                      $  12,706,500
SBC Communications                                                   11,670,393
Sprint Corp                                                          11,295,500
COLT Telecom Group PLC Sponsored ADR Representing 4 Ord Shrs          8,662,350
BellSouth Corp                                                        7,281,000

Composition of holdings is subject to change.


STATEMENT OF INVESTMENT SECURITIES

INVESCO SECTOR FUNDS, INC.
OCTOBER 31, 1999

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%        DESCRIPTION                  NON US            AMOUNT            VALUE

ENERGY FUND
99.69    COMMON STOCKS
0.88     ELECTRICAL EQUIPMENT
         Plug Power(a)                                 107,400   $    1,718,400
================================================================================
17.07    NATURAL GAS
         Coastal Corp                                  190,000        8,003,750
         El Paso Energy                                150,500        6,170,500
         Kinder Morgan                                 205,000        4,125,625
         ONEOK Inc                                     100,000        2,918,750
         Western Gas Resources                         285,000        4,684,687
         Williams Cos                                  200,000        7,500,000
================================================================================
                                                                     33,403,312
69.96    Oil & Gas
11.89    DOMESTIC INTEGRATED
         Amerada Hess                                   90,000        5,163,750
         Murphy Oil                                    145,000        8,129,063
         USX-Marathon Group                            342,600        9,978,225
================================================================================
                                                                     23,271,038
21.43    DRILLING & EQUIPMENT
         Atwood Oceanics(a)                            109,000        3,167,812
         Cooper Cameron(a)                              31,800        1,230,263
         Dril-Quip Inc(a)                              269,300        6,294,888
         Grey Wolf(a)                                1,070,600        2,810,325
         Nabors Industries(a)                          400,000        9,075,000
         Noble Drilling(a)                             295,000        6,545,312
         R&B Falcon(a)                                 300,000        3,731,250

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%        DESCRIPTION                  NON US            AMOUNT            VALUE

         Smith International(a)                         60,000   $    2,073,750
         Transocean Offshore              CJ           172,000        4,676,250
         Unit Corp(a)                                  355,400        2,310,100
================================================================================
                                                                     41,914,950
26.33    EXPLORATION & PRODUCTION
         Apache Corp                                   175,000        6,825,000
         Basin Exploration(a)                          107,000        1,758,813
         Burlington Resources                          261,000        9,102,375
         Cabot Oil & Gas Class A Shrs                  131,200        2,115,600
         Evergreen Resources(a)                        340,100        7,354,662
         Kerr-McGee Corp                               106,000        5,697,500
         Ocean Energy(a)                               240,000        2,205,000
         Santa Fe Snyder(a)                            261,500        2,255,438
         Swift Energy(a)                                90,000          933,750
         Talisman Energy(a)               CA           510,000       13,260,000
================================================================================
                                                                     51,508,138
10.31    INTERNATIONAL INTEGRATED
         Conoco Inc Class B Shrs                       300,000        8,137,500
         Exxon Corp                                    115,000        8,517,187
         Imperial Oil Ltd                 CA           150,000        3,506,250
================================================================================
                                                                     20,160,937
           TOTAL OIL & GAS                                          136,855,063
================================================================================
11.78    OIL WELL EQUIPMENT & SERVICES
         Baker Hughes                                  270,000        7,543,125
         Halliburton Co                                 60,000        2,261,250
         Schlumberger Ltd                 NL            70,000        4,239,375
         Veritas DGC(a)                                240,900        3,387,656
         Weatherford International(a)                  165,600        5,609,700
================================================================================
                                                                     23,041,106
         TOTAL COMMON STOCKS
           (Cost $176,026,999)                                      195,017,881
================================================================================
0.31     SHORT-TERM INVESTMENTS --
         REPURCHASE AGREEMENTS
           Repurchase Agreement with
           State Street dated 10/29/1999
           due 11/1/1999 at 5.130%,
           repurchased at $606,259
           (Collateralized by US Treasury
           Notes, due 12/31/1999 at 5.625%,
           value $622,114) (Cost $606,000)            $606,000          606,000
================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $176,632,999)
           (Cost for Income Tax Purposes
           $179,338,426)                                         $  195,623,881
================================================================================

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%        DESCRIPTION                  NON US            AMOUNT            VALUE

FINANCIAL SERVICES FUND
84.24    COMMON STOCKS
35.26    BANKS
         Bank of New York                            1,620,400   $   67,854,250
         Chase Manhattan                               535,100       46,754,362
         City National                                 121,100        4,692,625
         Comerica Inc                                  100,000        5,943,750
         Fifth Third Bancorp                           607,700       44,855,856
         First Security                                400,000       10,250,000
         Firstar Corp                                2,018,016       59,279,220
         Huntington Bancshares                         455,400       13,491,225
         Morgan (J P) & Co                              46,000        6,020,250
         North Fork Bancorp                            965,000       19,963,437
         Northern Trust                                357,000       34,472,813
         UnionBanCal Corp                              100,000        4,343,750
         Wells Fargo                                 1,505,800       72,090,175
         Zions Bancorp                                 774,100       45,623,519
================================================================================
                                                                    435,635,232
4.85     CONSUMER FINANCE
         American Express                              389,500       59,983,000
================================================================================
22.47    FINANCIAL
         Associates First Capital Class A Shrs       1,208,800       44,121,200
         Capital One Financial                         789,000       41,817,000
         Citigroup Inc                               1,458,950       78,965,669
         Financial Federal(a)                           10,000          215,000
         Freddie Mac                                   631,900       34,162,094
         MicroFinancial Inc                             60,000          656,250
         Providian Financial                           425,650       46,395,850
         Schwab (Charles) Corp                         802,600       31,251,238
================================================================================
                                                                    277,584,301
7.35     INSURANCE
         AFLAC Inc                                     400,000       20,450,000
         American International Group                   59,335        6,107,797
         AXA Financial                               1,330,400       42,655,950
         Hartford Life Class A Shrs                    305,700       15,972,825
         Nationwide Financial Services
           Class A Shrs                                150,000        5,681,250
================================================================================
                                                                     90,867,822
4.57     INSURANCE BROKERS
         Marsh & McLennan                              714,400       56,482,250
================================================================================
5.25     INVESTMENT BANK/BROKER FIRM
         Morgan Stanley Dean Witter & Co               588,200       64,885,812
================================================================================
2.57     RAILROADS
         Kansas City Southern Industries               669,100       31,740,431
================================================================================

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%        DESCRIPTION                  NON US            AMOUNT            VALUE

1.92     SAVINGS & LOAN
         Charter One Financial                         964,262   $   23,684,685
================================================================================
         TOTAL COMMON STOCKS
           (Cost $796,305,900)                                    1,040,863,533
================================================================================
15.76    SHORT-TERM INVESTMENTS -- COMMERCIAL PAPER
7.28     CONSUMER FINANCE
         General Motors Acceptance,
           5.250%, 11/2/1999                       $50,000,000       50,000,000
         Sears Roebuck Acceptance,
           5.310%, 11/4/1999                    $   40,000,000       40,000,000
================================================================================
                                                                     90,000,000
8.48     FINANCIAL
         Ford Motor Credit, 5.290%,
           11/3/1999                            $   30,000,000       30,000,000
         Ford Motor Credit, 5.270%,
           11/5/1999                            $   19,736,000       19,736,000
         General Electric, 5.300%,
           11/1/1999                            $   30,000,000       30,000,000
         General Electric Capital, 5.240%,
           11/3/1999                            $   25,000,000       25,000,000
================================================================================
                                                                    104,736,000
         TOTAL SHORT-TERM INVESTMENTS
           (Cost $194,736,000)                                      194,736,000
================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $991,041,900)
           (Cost for Income Tax Purposes
           $992,199,600)                                  $       1,235,599,533
================================================================================

GOLD FUND
97.67    COMMON STOCKS
97.67    GOLD & PRECIOUS METALS MINING
         Aber Resources Ltd(a)            CA           270,000   $    1,501,875
         Agnico Eagle Mines(a)            CA           550,000        4,400,000
         AngloGold Ltd Sponsored ADR
           Representing 1/2 Ord Shr       SF           185,000        5,191,562
         Apex Silver Mines Ltd(a)         CJ           245,900        3,335,019
         Barrick Gold                     CA           400,000        7,325,000
         Battle Mountain Gold(a)                     1,000,000        2,687,500
         Claude Resources(a)              CA           346,700          249,848
         Crown Resources(a)(b)                         905,000        2,658,438
         Francisco Gold(a)                CA           276,700        1,363,842
         Franco-Nevada Mining Ltd         CA           380,000        7,052,825
         Freeport McMoRan Copper & Gold
           Class A Shrs(a)                             360,000        5,085,000
         Geomaque Explorations Ltd(a)     CA         1,500,000          693,453
         Glamis Gold Ltd(a)               CA           175,000          350,000
         Goldcorp Inc Class A Shrs(a)     CA           855,600        5,400,975
         Guyanor Ressources SA Class B
           Shrs(a)(b)                     FR         1,000,000          489,496
         Homestake Mining                              288,000        2,412,000
         IAMGOLD(a)                       CA         1,660,000        3,724,250

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%        DESCRIPTION                  NON US            AMOUNT            VALUE

         Ivanhoe Mines Ltd(a)             CA         1,776,000   $    1,509,280
         Lihir Gold Ltd Sponsored ADR
           Representing 20 Ord Shrs(a)    AS           161,900        2,630,875
         Manhattan Minerals(a)            CA           400,000        1,245,496
         Meridian Gold(a)                 CA         1,000,000        7,125,000
         Metallica Resources(a)           CA           500,000          285,000
         Nevsun Resources Ltd(a)          CA           800,000          326,331
         Newmont Mining                                235,000        5,155,313
         Pacific Rim Mining(a)(b)         CA           966,400        1,031,510
         Placer Dome                      CA           700,000        8,487,500
         Repadre Capital(a)               CA           500,000          679,856
         Rio Narcea Gold Mines Ltd(a)     CA           545,900          690,308
         Solitario Resources(a)           CA           191,000          168,808
         SouthernEra Resources Ltd(a)     CA           490,000          726,222
         Star Resources(a)(b)             CA         3,578,500          754,188
         Stillwater Mining(a)                          240,000        4,830,000
         Teck Corp Class B Shrs           CA           330,000        3,051,193
         Viceroy Resources(a)             CA         1,900,000        1,420,899
================================================================================
         TOTAL COMMON STOCKS
           (Cost $122,909,054)                                       94,038,862
================================================================================
2.33     SHORT-TERM INVESTMENTS --
         REPURCHASE AGREEMENTS
         Repurchase Agreement with
           State Street dated 10/29/1999
           due 11/1/1999 at 5.130%,
           repurchased at $2,247,961
           (Collaterized by US Treasury
           Notes, due 1/31/2001 at
           4.500%, value $2,298,021)
           (Cost $2,247,000)                        $2,247,000        2,247,000
================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $125,156,054)
           (Cost for Income Tax Purposes
           $129,711,984)                                         $   96,285,862
================================================================================

HEALTH SCIENCES FUND
85.18    COMMON STOCKS & WARRANTS
16.77    BIOTECHNOLOGY
         Affymetrix Inc(a)                               6,700   $      590,437
         Amgen Inc(a)                                  638,100       50,888,475
         Biogen Inc(a)                                 652,000       48,329,500
         Chiron Corp(a)                                658,100       18,796,981
         Ecogen Technologies I(a)(b)(e)                    100                1
         Enzon Inc(a)                                  366,700       10,748,894
         Genentech Inc(a)                              283,200       41,276,400
         Gilead Sciences(a)                            106,756        6,745,645
         Human Genome Sciences(a)                       60,300        5,268,712

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%        DESCRIPTION                  NON US            AMOUNT            VALUE

         ICOS Corp(a)                                  187,600   $    5,381,775
         IDEC Pharmaceuticals(a)                        44,800        5,205,200
         Immunex Corp(a)                               377,550       23,785,650
         MedClone Trust(a)(e)                          144,405                1
         MedImmune Inc(a)                              339,050       37,973,600
         Millennium Pharmaceuticals(a)                  71,900        5,041,987
         Titan Pharmaceuticals(a)                      488,215        4,119,314
         Transkaryotic Therapies(a)                     64,300        2,989,950
         Xenometrix Inc(a)(e)                          121,058           23,969
================================================================================
                                                                    267,166,491
1.03     CONGLOMERATES
         Monsanto Co                                   424,300       16,335,550
================================================================================
2.21     ELECTRONICS -- INSTRUMENTS
         PE Corp-PE Biosystems Group                   310,900       20,169,638
         Waters Corp                                   284,300       15,103,438
================================================================================
                                                                     35,273,076
57.50    HEALTH CARE DRUGS -- PHARMACEUTICALS
         Abbott Laboratories                         1,102,030       44,494,461
         Allergan Inc                                  376,800       40,458,900
         American Home Products                        481,275       25,146,619
         AstraZeneca Group PLC Sponsored ADR
           Representing Ord Shrs                     1,308,850       59,879,888
         Bristol-Myers Squibb                        1,139,580       87,533,989
         Forest Laboratories(a)                        109,200        5,009,550
         Glaxo Wellcome PLC Sponsored ADR
           Representing 2 Ord Shrs                     407,000       24,369,125
         Inhale Therapeutic Systems(a)                 165,900        4,572,619
         Johnson & Johnson                             967,545      101,350,339
         Jones Pharmaceutical                           92,800        2,876,800
         Lilly (Eli) & Co                              854,065       58,823,727
         Merck & Co                                  1,051,680       83,674,290
         Pfizer Inc                                  1,998,905       78,956,748
         Pharmacia & Upjohn                            895,545       48,303,458
         QLT PhotoTherapeutics(a)                      258,700       10,962,413
         Schering-Plough Corp(b)                     1,611,365       79,762,568
         Shire Pharmaceuticals Group PLC(a)            245,750        2,661,458
         SmithKline Beecham PLC Sponsored ADR
           Representing 5 Ord Shrs                     115,725        7,406,400
         Takeda Chemical Industries Ltd                332,000       19,055,960
         Warner-Lambert Co                           1,257,775      100,386,167
         Yamanouchi Pharmaceutical Ltd                 676,000       30,638,942
================================================================================
                                                                    916,324,421

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%        DESCRIPTION                  NON US            AMOUNT            VALUE

1.43     HEALTH CARE -- SERVICES
         Columbia/HCA Healthcare                       941,900   $   22,723,337
================================================================================
6.24     MEDICAL EQUIPMENT & DEVICES
         Bard (C R) Inc                                436,400       23,538,325
         Baxter International                          502,045       32,570,169
         Clarus Medical Systems Warrants
           (Exp 2000)(a)(b)(c)(e)                        2,224                0
         Guidant Corp                                  200,500        9,899,687
         Medtronic Inc                                 824,586       28,551,290
         Xomed Surgical Products(a)                     79,900        4,858,919
================================================================================
                                                                     99,418,390
         TOTAL COMMON STOCKS & WARRANTS
           (Cost $1,102,674,675)                                  1,357,241,265
================================================================================
0.32     PREFERRED STOCKS
0.09     BIOTECHNOLOGY
         Ingenex Inc, Series B Shrs,
           Pfd(a)(e)                                   103,055           62,864
         MedClone Trust, Series G Shrs,
           Conv Pfd(a)(e)                              581,396           75,581
         Osiris Therapeutics, Series C Shrs,
           Conv Pfd(a)(e)                              382,353        1,300,000
================================================================================
                                                                      1,438,445
0.23     HEALTH CARE -- SERVICES
         Physicians Online, Series A Shrs,
           Conv Pfd(a)(b)(e)                           361,350        3,667,703
================================================================================
0.00     MEDICAL EQUIPMENT & DEVICES
         Clarus Medical Systems
           Series I Shrs, Pfd(a)(b)(e)                 106,664                1
           Series II Shrs, Pfd(a)(b)(e)                 22,239           33,357
         Janus Biomedical, Series A Shrs,
           Conv Pfd(a)(b)(e)                           400,000                1
================================================================================
                                                                         33,359
         TOTAL PREFERRED STOCKS
           (Cost $6,974,797)                                          5,139,507
================================================================================
14.50    SHORT-TERM INVESTMENTS
0.03     FIXED INCOME SECURITIES
0.03     HEALTH CARE -- SERVICES
         Physicians Online
           Bridge Notes, 11.000%,
             10/31/2000(b)(d)(e)                $      292,070          292,070
           Bridge Notes II, 11.000%,
             2/28/2000(b)(d)(e)                 $      256,977          256,977
================================================================================
           TOTAL FIXED INCOME SECURITIES
             (Cost $549,047)                                            549,047
================================================================================
14.47    COMMERCIAL PAPER
3.00     CONSUMER FINANCE
         American Express Credit, 5.280%,
           11/4/1999                            $   47,860,000       47,860,000
================================================================================
11.47    FINANCIAL
         Chevron USA, 5.270%, 11/3/1999         $   45,000,000       45,000,000
         Ford Motor Credit, 5.300%, 11/2/1999   $   45,697,000       45,697,000
         General Electric, 5.280%, 11/5/1999    $   47,000,000       47,000,000

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%        DESCRIPTION                  NON US            AMOUNT            VALUE

         Heller Financial, 5.280%,
           11/1/1999                            $   45,000,000   $   45,000,000
================================================================================
                                                                    182,697,000
           TOTAL COMMERCIAL PAPER
             (Cost $230,557,000)                                    230,557,000
================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (Cost $231,106,047)                                      231,106,047
================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $1,340,755,519)
         (Cost for Income Tax Purposes
           $1,355,942,222)                                $       1,593,486,819
================================================================================

LEISURE FUND
90.11    COMMON STOCKS
0.62     AUTOMOBILES
         General Motors Class H Shrs(a)                 38,000   $    2,766,875
================================================================================
2.21     BEVERAGES
         Heineken NV                      NL           192,300        9,801,115
================================================================================
20.75    BROADCASTING
         ACTV Inc(a)                                    67,900        1,073,669
         AMFM Inc(a)                                   102,200        7,154,000
         AT&T Corp-Liberty Media Group
           Class A Shrs(a)                             874,282       34,698,067
         Belo (A H) Corp Class A Shrs                  135,400        2,758,775
         CBS Corp(a)                                    56,400        2,753,025
         Clear Channel Communications(a)                53,300        4,283,987
         EchoStar Communications
           Class A Shrs(a)                             238,200       14,738,625
         Emmis Communications Class A
           Shrs(a)                                      13,200          952,050
         Fox Entertainment Group Class A
           Shrs(a)                                      34,800          752,550
         Infinity Broadcasting Class A
           Shrs(a)                                      59,300        2,049,556
         Salem Communications Class A
           Shrs(a)                                      57,800        1,437,775
         Sinclair Broadcast Group Class
           A Shrs(a)                                   385,200        3,852,000
         Spanish Broadcasting System Class
           A Shrs(a)                                   169,700        4,518,263
         Television Broadcasts Ltd
           Sponsored ADR Representing 2
           Ord Shrs                       HK           154,500        1,650,493
         TV Guide Class A Shrs(a)                      169,300        8,909,413
         UnitedGlobalCom Inc Class A Shrs(a)             5,200          452,400
================================================================================
                                                                     92,034,648
12.09    CABLE
         Adelphia Communications Class
           A Shrs(a)                                    11,900          650,037
         Cablevision Systems Class A
           Shrs(a)                                      47,500        3,209,219
         Comcast Corp Special Class
           A Shrs                                      275,956       11,624,646
         Flextech PLC(a)                  UK           110,100        1,590,287
         Insight Communications(a)                     154,900        3,659,512
         Jones Intercable Class A Shrs(a)              148,000        8,084,500

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%        DESCRIPTION                  NON US            AMOUNT            VALUE

         MediaOne Group(a)                             215,900   $   15,342,394
         NTL Inc(a)                                     84,618        6,378,082
         Sogecable SA(a)                  SP            30,300          833,152
         USA Networks(a)                                49,700        2,239,606
================================================================================
                                                                     53,611,435
1.55     COMPUTER RELATED
         Activision Inc(a)                              72,100        1,018,412
         Electronic Arts(a)                             62,400        5,042,700
         Galileo International                          27,500          826,719
================================================================================
                                                                      6,887,831
0.89     CONSUMER -- JEWELRY, NOVELTIES & GIFTS
         De Beers Consolidated Mines
           Deferred ADR Representing Ord
           Shrs                           SF           145,100        3,926,769
================================================================================
10.35    ENTERTAINMENT
         Disney (Walt) Co                               84,399        2,226,024
         Gemstar International Group
           Ltd(a)                                      185,900       16,150,063
         Granada Group PLC                UK           173,458        1,369,057
         Seagram Co Ltd                   CA           105,900        5,228,813
         SFX Entertainment Class A Shrs(a)             105,900        3,699,881
         Time Warner                                   156,400       10,899,125
         Viacom Inc
           Class A Shrs(a)                              82,080        3,739,770
           Class B Non-Voting Shrs(a)                   57,604        2,577,779
================================================================================
                                                                     45,890,512
8.71     GAMING
         Harrah's Entertainment(a)                   1,108,000       32,062,750
         Mandalay Resort Group(a)                       57,300        1,067,212
         MGM Grand(a)                                   23,739        1,210,689
         Mirage Resorts(a)                              48,200          701,912
         Park Place Entertainment(a)                   227,300        2,983,313
         Sun International Hotels Ltd(a)  BD            28,900          585,225
================================================================================
                                                                     38,611,101
0.21     HOUSEHOLD FURNITURE & APPLIANCES
         Harman International Industries                22,770          930,724
================================================================================
6.26     LEISURE TIME
         American Classic Voyages(a)                    86,800        2,170,000
         Bally Total Fitness Holdings(a)                51,100        1,229,594
         Carnival Corp                                 144,600        6,434,700
         Cedar Fair LP                                 102,800        2,049,575
         International Game Technology                 179,600        3,345,050
         K2 Inc                                         64,000          512,000

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%        DESCRIPTION                  NON US            AMOUNT            VALUE

         Premier Parks(a)                               53,600   $    1,551,050
         Royal Caribbean Cruises Ltd                    88,000        4,669,500
         Steiner Leisure Ltd(a)                        277,200        5,249,475
         Vail Resorts(a)                                24,600          547,350
================================================================================
                                                                     27,758,294
3.27     LODGING -- HOTELS
         Hilton Hotels                                 153,700        1,421,725
         Marriott International Class A Shrs           388,000       13,070,750
================================================================================
                                                                     14,492,475
1.37     MANUFACTURING
         Pittway Corp Class A Shrs                     183,600        6,058,800
================================================================================
7.51     PUBLISHING
         Central Newspapers Class A Shrs                15,000          644,062
         Harcourt General                               56,200        2,163,700
         Houghton Mifflin                               68,500        2,902,687
         Information Holdings(a)                        29,605          532,890
         Martha Stewart Living Omnimedia
           Class A Shrs(a)                              47,800        1,762,625
         McClatchy Co Class A Shrs                      97,700        3,834,725
         McGraw-Hill Cos                                70,000        4,173,750
         Meredith Corp                                  98,000        3,497,375
         Pearson PLC                      UK            50,000        1,121,555
         Scripps (E W) Co Class A Shrs                  64,900        2,997,569
         Times Mirror Class A Shrs                      18,700        1,348,738
         Valassis Communications(a)                    193,900        8,337,700
================================================================================
                                                                     33,317,376
0.36     REAL ESTATE INVESTMENT TRUST
         Golf Trust of America                          17,400          312,112
         Starwood Hotels & Resorts Worldwide            55,900        1,282,206
================================================================================
                                                                      1,594,318
2.38     RETAIL
         Hastings Entertainment(a)                      99,700          517,194
         Neiman Marcus Group Class B Shrs(a)            16,933          363,001
         Topps Co(a)                                   104,000        1,020,500
         Tuesday Morning(a)                            102,700        2,362,100
         Wal-Mart Stores                               110,000        6,283,750
================================================================================
                                                                     10,546,545
9.27     SERVICES
         Cendant Corp(a)                                51,867          855,805
         Harte-Hanks Inc                               357,100        7,075,044
         Omnicom Group                                 206,000       18,128,000
         Penton Media                                   37,800          699,300
         WPP Group PLC(a)                 UK         1,132,400       12,273,115

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%        DESCRIPTION                  NON US            AMOUNT            VALUE

         Young & Rubicam                                44,800   $    2,049,600
================================================================================
                                                                     41,080,864
0.30     TELECOMMUNICATIONS -- LONG DISTANCE
         AT&T Corp                                      22,648        1,058,794
         PT Pasifik Satelit Nusantara
           Sponsored ADR Representing
           3 Ord Shrs(a)                  ID            40,000          265,000
================================================================================
                                                                      1,323,794
0.82     TEXTILE -- APPAREL MANUFACTURING
         Jones Apparel Group(a)                         14,400          455,400
         Polo Ralph Lauren(a)                          172,600        3,193,100
================================================================================
                                                                      3,648,500
0.40     TOBACCO
         Philip Morris                                  71,000        1,788,313
================================================================================
0.79     TOYS
         Hasbro Inc                                     12,000          247,500
         Mattel Inc                                    104,200        1,393,675
         Nintendo Co Ltd                  JA            11,860        1,880,826
================================================================================
                                                                      3,522,001
         TOTAL COMMON STOCKS
           (Cost $221,318,034)                                      399,592,290
================================================================================
2.31     PREFERRED STOCKS
0.42     BROADCASTING
         ProSieben Media AG, Pfd          GM            46,100        1,872,329
================================================================================
0.62     ENTERTAINMENT
         News Corp Ltd Sponsored ADR
           Representing 4 Ltd Voting
           Pfd Shrs                       AS            99,978        2,755,644
================================================================================
1.27     LEISURE TIME
         Royal Caribbean Cruises Ltd,
           Series A Shrs 7.250%, Conv Pfd               35,000        5,600,000
================================================================================
         TOTAL PREFERRED STOCKS (Cost $5,114,014)                    10,227,973
================================================================================
3.07     OTHER SECURITIES
3.07     TOBACCO
         Cie Financiere  Richemont AG A,
           Units (Each unit consists of
           one bearer shr at 100 Swiss
           Francs par in the Company
           and one bearer participation
           certificate at no par issued
           by Richmont SA Luxembourg)
           (Cost $9,847,625)              SZ             7,127       13,620,676
================================================================================
4.51     SHORT-TERM INVESTMENTS -- COMMERCIAL PAPER
4.51     INSURANCE
         American General, 5.310%, 11/1/1999
         (Cost $19,990,000)                     $   19,990,000       19,990,000
================================================================================

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%        DESCRIPTION                  NON US            AMOUNT            VALUE

100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $256,269,673)
         (Cost for Income Tax Purposes
            $257,015,052)                                        $  443,430,939
================================================================================

TECHNOLOGY FUND
91.46    COMMON STOCKS & RIGHTS
0.96     BROADCASTING
         EchoStar Communications Class A
           Shrs(a)                                     464,700   $   28,753,313
================================================================================
11.47    COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
         CIENA Corp(a)                                 677,400       23,878,350
         General Instrument(a)                         477,600       25,700,850
         Harmonic Inc(a)                               283,800       16,850,625
         JDS Uniphase(a)                               273,000       45,556,875
         Nokia Corp Sponsored ADR
           Representing Ord Shrs                       517,200       59,768,925
         Nortel Networks                               360,800       22,347,050
         PairGain Technologies(a)                      743,000        9,101,750
         Polycom Inc(a)                                 88,800        4,440,000
         Powerwave Technologies(a)                     639,300       41,594,456
         QUALCOMM Inc(a)                               149,600       33,323,400
         Scientific-Atlanta Inc                        596,000       34,121,000
         Tellabs Inc(a)                                423,600       26,792,700
================================================================================
                                                                    343,475,981
19.11    COMPUTER SOFTWARE & SERVICE
         BEA Systems(a)                                896,100       40,884,562
         BMC Software(a)                               527,000       33,826,812
         BroadVision Inc(a)                            457,200       33,375,600
         CBT Group Public Ltd Sponsored ADR
           Representing Ord Shrs(a)                  1,766,400       36,432,000
         Inktomi Corp(a)                               162,200       16,453,163
         Internet HOLDRs Trust Depositary
           Receipts(a)                                 274,200       31,344,487
         Internet Initiative Japan Sponsored ADR
           Representing 1/2000 Ord Shr(a)              426,900       22,945,875
         Legato Systems(a)                             883,200       47,472,000
         Lycos Inc(a)                                  422,800       22,619,800
         Mercury Interactive(a)                        449,800       36,490,025
         Microsoft Corp(a)                             452,000       41,838,250
         National Information Consortium(a)          1,265,300       41,438,575
         Parametric Technology(a)                      389,700        7,428,656
         Peregrine Systems(a)                          859,900       37,728,112
         Siebel Systems(a)                             221,800       24,356,413

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%        DESCRIPTION                  NON US            AMOUNT            VALUE

         SOFTBANK Corp                                  87,400   $   36,263,128
         Software.com Inc(a)                           438,800       29,536,725
         Verio Inc(a)                                  523,500       19,533,094
         Verity Inc(a)                                 175,000       12,053,125
================================================================================
                                                                    572,020,402
1.71     COMPUTER SYSTEMS
         Apple Computer(a)                             639,000       51,199,875
================================================================================
1.63     COMPUTERS -- HARDWARE
         Sun Microsystems(a)                           460,700       48,747,819
================================================================================
6.23     COMPUTERS -- NETWORKING
         Cisco Systems(a)                              848,680       62,802,320
         Extreme Networks(a)                           113,300        9,099,406
         Internet Capital Group(a)                     108,900       12,673,238
         Juniper Networks(a)                            60,800       16,758,000
         Network Appliance(a)                          540,000       39,960,000
         Redback Networks(a)                            97,800       11,295,900
         Whittman-Hart Inc(a)                          886,200       34,063,313
================================================================================
                                                                    186,652,177
2.11     COMPUTERS -- PERIPHERALS
         Advanced Digital Information(a)               693,000       25,814,250
         EMC Corp(a)                                   511,900       37,368,700
================================================================================
                                                                     63,182,950
4.42     ELECTRICAL EQUIPMENT
         Celestica Inc(a)                              535,700       29,798,312
         Flextronics International Ltd(a)              479,400       34,037,400
         Sanmina Corp(a)                               269,700       24,289,856
         Solectron Corp(a)                             586,400       44,126,600
================================================================================
                                                                    132,252,168
0.39     ELECTRONICS -- INSTRUMENTS
         SanDisk Corp(a)                               191,600       11,615,750
================================================================================
22.53    ELECTRONICS -- SEMICONDUCTOR
         Altera Corp(a)                                558,400       27,152,200
         Analog Devices(a)                             502,500       26,695,313
         Applied Micro Circuits(a)                     482,200       37,521,187
         Atmel Corp(a)                                 706,900       28,276,000
         Chartered Semiconductor Manufacturing
           ADR Representing 10 Ord Shrs(a)              96,600        3,199,875
         Conexant Systems(a)                           580,000       54,157,500
         Cypress Semiconductor(a)                      775,900       19,833,944

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%        DESCRIPTION                  NON US            AMOUNT            VALUE

         Fairchild Semiconductor Class A Shrs(a)       338,400   $    8,544,600
         Galileo Technology Ltd(a)                     318,300        7,281,113
         Intel Corp                                    527,700       40,863,769
         LSI Logic(a)                                  693,400       36,880,212
         Linear Technology                             287,600       20,114,025
         Maxim Integrated Products(a)                  493,600       38,963,550
         MEMC Electronic Materials(a)                1,012,200       14,423,850
         Microchip Technology(a)                       474,800       31,633,550
         National Semiconductor(a)                     427,500       12,798,281
         PMC-Sierra Inc(a)                             304,100       28,661,425
         QLogic Corp(a)                                307,500       32,018,437
         RF Micro Devices(a)                           822,500       42,461,562
         SDL Inc(a)                                    405,400       49,990,887
         Texas Instruments                             388,400       34,858,900
         Vitesse Semiconductor (a)                     997,000       45,737,375
         Xilinx Inc(a)                                 412,400       32,424,950
================================================================================
                                                                    674,492,505
1.95     ENTERTAINMENT
         Gemstar International Group Ltd(a)            670,600       58,258,375
================================================================================
5.50     EQUIPMENT -- SEMICONDUCTOR
         ASM Lithography Holding NV
           New York Registered Shrs(a)                 390,000       28,323,750
         Applied Materials(a)                          273,700       24,581,681
         KLA-Tencor Corp(a)                            178,400       14,127,050
         Lam Research(a)                               576,800       48,703,550
         Novellus Systems(a)                           149,200       11,563,000
         Taiwan Semiconductor Manufacturing
           Ltd Sponsored ADR Representing
           5 Ord Shrs(a)                               667,182       23,101,177
         Teradyne Inc(a)                               369,400       14,221,900
================================================================================
                                                                    164,622,108
0.17     OIL & GAS RELATED
         Veritas DGC(a)                                368,100        5,176,406
================================================================================
0.75     RETAIL
         Amazon.com Inc(a)                             157,100       11,095,188
         eBay Inc(a)                                    84,700       11,445,088
================================================================================
                                                                     22,540,276
8.43     SERVICES
         America Online(a)                             580,500       75,283,594
         CMGI Inc(a)                                   212,400       23,244,525
         Concord EFS(a)                                468,150       12,669,309

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%        DESCRIPTION                  NON US            AMOUNT            VALUE

         Fiserv Inc(a)                                 878,800   $   28,121,600
         Safeguard Scientifics(a)                      306,500       25,784,313
         Sapient Corp(a)                               200,900       25,690,088
         TSI International Software Ltd(a)             816,600       19,598,400
         VeriSign Inc(a)                               142,700       17,623,450
         VERITAS Software(a)                           184,300       19,881,363
         Viant Corp(a)                                  44,800        4,457,600
================================================================================
                                                                    252,354,242
2.48     TELECOMMUNICATIONS -- CELLULAR & WIRELESS
         Nextel Communications Class A
           Shrs(a)                                     413,000       35,595,437
         Proxim Inc(a)                                 511,000       23,921,188
         Vodafone AirTouch PLC Sponsored ADR
           Representing 10 Ord Shrs                    305,750       14,656,891
================================================================================
                                                                     74,173,516
1.62     TELEPHONE
         Amdocs Ltd(a)                                 769,920       21,413,400
         Bell Atlantic                                 375,200       24,364,550
         Pac-West Telecomm Rights(a)(c)                 17,840                0
         Rhythms NetConnections(a)                      91,050        2,657,522
================================================================================
                                                                     48,435,472
         TOTAL COMMON STOCKS
           (Cost $1,635,578,099)                                  2,737,953,335
================================================================================
1.01     PREFERRED STOCKS
0.00     BIOTECHNOLOGY
         Ingenex Inc, Series B Shrs,
           Pfd(a)(e)                                    51,527           31,431
================================================================================
1.01     COMPUTER SOFTWARE & SERVICE
         SAP AG Sponsored ADR Representing
           1/12 Pfd Shr                                829,000       30,310,312
================================================================================
         TOTAL PREFERRED STOCKS
           (Cost $32,314,785)                                        30,341,743
================================================================================
7.53     SHORT-TERM INVESTMENTS
6.85     COMMERCIAL PAPER
2.84     CONSUMER FINANCE
         American Express Credit, 5.220%,
           11/1/1999                               $45,000,000       45,000,000
         General Motors Acceptance, 5.280%,
           11/5/1999                               $40,000,000       40,000,000
================================================================================
                                                                     85,000,000
4.01     FINANCIAL
         Chevron USA, 5.270%, 11/2/1999            $40,000,000       40,000,000
         Ford Motor Credit, 5.290%, 11/3/1999      $40,000,000       40,000,000
         Prudential Funding, 5.270%, 11/4/1999     $40,000,000       40,000,000
================================================================================
                                                                    120,000,000
           TOTAL COMMERCIAL PAPER
            (Cost $205,000,000)                                     205,000,000
================================================================================

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%        DESCRIPTION                  NON US            AMOUNT            VALUE

0.68     REPURCHASE AGREEMENTS
         Repurchase Agreement with State
           Street dated 10/29/1999 due
           11/1/1999 at 5.130%,
           repurchased at $20,370,705
           (Collateralized by US Treasury
           Inflationary Index Notes, due
           1/15/2009 at 3.875%, value
           $20,789,801) (Cost $20,362,000)      $   20,362,000   $   20,362,000
================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (Cost $225,362,000)                                      225,362,000
================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $1,893,254,884)
         (Cost for Income Tax Purposes
           $1,902,936,858)                                       $2,993,657,078
================================================================================

UTILITIES FUND
86.74    COMMON STOCKS
2.69     MACHINERY
         Mannesmann AG Registered Shrs                  37,500   $    5,908,496
================================================================================
0.85     SERVICES
         Navigant Consulting(a)                         65,000        1,856,562
================================================================================
12.96    TELECOMMUNICATIONS
         Crown Castle International(a)                 107,400        2,067,450
         MCI WorldCom(a)                                64,490        5,534,048
         Qwest Communications International(a)         117,102        4,215,672
         Sprint Corp                                   152,000       11,295,500
         Vodafone AirTouch PLC Sponsored ADR
           Representing 10 Ord Shrs                    110,000        5,273,125
================================================================================
                                                                     28,385,795
70.24    UTILITIES
24.04    ELECTRIC
         AES Corp(a)                                    38,400        2,167,200
         Alliant Energy                                 89,946        2,445,407
         Calpine Corp(a)                                63,600        3,664,950
         CMS Energy                                     33,700        1,242,687
         Consolidated Edison                            67,000        2,558,562
         DTE Energy                                     66,200        2,197,012
         Duke Energy                                    70,809        4,000,708
         Edison International                          135,400        4,011,225
         FPL Group                                      29,600        1,489,250
         GPU Inc                                        33,700        1,143,694
         Montana Power                                 134,500        3,824,844
         New Century Energies                           65,400        2,129,587
         NiSource Inc                                   26,600          545,300
         Northern States Power                          50,600        1,087,900
         PacifiCorp                                    169,500        3,495,938
         PG&E Corp                                      55,800        1,279,913
         Pinnacle West Capital                          58,700        2,164,563

                                                       SHARES,
                                     COUNTRY          UNITS OR
                                     CODE IF         PRINCIPAL
%        DESCRIPTION                  NON US            AMOUNT            VALUE

         PP&L Resources                                 53,241   $    1,440,835
         Reliant Energy                                 96,600        2,632,350
         SCANA Corp                                     49,800        1,238,775
         Texas Utilities                               100,400        3,890,500
         Unicom Corp                                   104,600        4,007,488
================================================================================
                                                                     52,658,688
8.52     NATURAL GAS
         Coastal Corp                                   94,000        3,959,750
         Columbia Energy Group                          39,000        2,535,000
         Enron Corp                                     84,000        3,354,750
         New Jersey Resources                           55,800        2,270,362
         ONEOK Inc                                      51,000        1,488,563
         TransCanada PipeLines Ltd                     115,000        1,387,188
         Williams Cos                                   98,000        3,675,000
================================================================================
                                                                     18,670,613
37.68    TELEPHONE
         ALLTEL Corp                                    87,000        7,242,750
         Amdocs Ltd(a)                                 224,500        6,243,906
         AT&T Canada Class B Shrs Depository
           Receipts(a)                                 394,000       12,706,500
         BellSouth Corp                                161,800        7,281,000
         CenturyTel Inc                                138,825        5,613,736
         COLT Telecom Group PLC Sponsored ADR
           Representing 4 Ord Shrs(a)                   73,100        8,662,350
         GTE Corp                                       81,800        6,135,000
         McLeodUSA Inc(a)                              122,700        5,475,487
         SBC Communications                            229,112       11,670,393
         Telefonica SA Sponsored ADR
           Representing 3 Ord Shrs(a)                  122,574        6,121,039
         US WEST                                        88,300        5,391,819
================================================================================
                                                                     82,543,980
           TOTAL UTILITIES                                          153,873,281
================================================================================
         TOTAL COMMON STOCKS
           (Cost $118,352,615)                                      190,024,134
================================================================================
13.26    SHORT-TERM INVESTMENTS --
           REPURCHASE AGREEMENTS
           Repurchase Agreement with
           State Street dated 10/29/1999
           due 11/1/1999 at 5.130%,
           repurchased at $29,053,415
           (Collaterized by US Treasury
           Inflationary Index Notes,
           due 1/15/2009 at 3.875%,
           value $29,651,277)
           (Cost $29,041,000)                   $   29,041,000       29,041,000
================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
           (Cost $147,393,615)
           (Cost for Income Tax Purposes
           $147,952,602)                                    $       219,065,134
================================================================================

(a) Security is non-income producing.
(b) Security is an affiliated company (See Notes).
(c) Security has no market value at October 31, 1999.
(d) Rate is subject to change. Rate shown reflects current rate.
(e) The following are restricted securities at October 31, 1999:



SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                       VALUE AS
                                      AQUISITION       ACQUISITION         % OF
DESCRIPTION                              DATE(S)              COST   NET ASSETS
--------------------------------------------------------------------------------
HEALTH SCIENCES FUND
Clarus Medical Systems
   Series I Shrs, Pfd                   12/23/92    $    2,000,000         0.00%
   Series II Shrs, Pfd                    5/3/95           111,196         0.00
   Warrants (Exp 2000)                    5/3/95                0          0.00
Ecogen Technologies I                  11/18/92-
                                         1/28/94         1,140,000         0.00
Ingenex Inc, Series B Shrs, Pfd          9/27/94           600,000         0.00
Janus Biomedical, Series A Shrs,
  Conv Pfd                                3/2/94         1,000,000         0.00
MedClone Trust                           9/30/97           101,310         0.00
MedClone Trust, Series G Shrs,
  Conv Pfd                              10/21/93          1,000,001        0.00
Osiris Therapeutics, Series C Shrs,
  Conv Pfd                               5/26/94         1,300,000         0.08
Physicians Online
   Bridge Notes, 11.000%, 10/31/2000     6/10/98           292,070         0.02
   Bridge Notes II, Zero Coupon,
     2/28/2000                           7/16/99           256,977         0.02
   Series A Shrs, Conv Pfd               8/31/93           963,600         0.23
Xenometrix Inc                            1/7/94         1,163,691         0.00
================================================================================
                                                                           0.35%
================================================================================

TECHNOLOGY FUND
Ingenex Inc, Series B Shrs, Pfd          9/27/94    $      300,000         0.00%
================================================================================

SUMMARY OF INVESTMENTS BY COUNTRY

                                                           % OF
                                     COUNTRY         INVESTMENT
COUNTRY                                 CODE         SECURITIES       VALUE
--------------------------------------------------------------------------------
ENERGY FUND
Canada                                    CA               8.57%  $  16,766,250
Cayman Islands                            CJ               2.39       4,676,250
Netherlands                               NL               2.17       4,239,375
United States                             US              86.87     169,942,006
================================================================================
                                                         100.00%  $ 195,623,881
================================================================================

GOLD FUND
Australia                                 AS               2.73%$     2,630,875
Canada                                    CA              61.86      59,563,659
Cayman Islands                            CJ               3.47       3,335,019
France                                    FR               0.51         489,496
South Africa                              SF               5.39       5,191,562
United States                             US              26.04      25,075,251
================================================================================
                                                         100.00% $   96,285,862
================================================================================

LEISURE FUND
Australia                                 AS               0.62% $    2,755,644
Bermuda                                   BD               0.13         585,225
Canada                                    CA               1.18       5,228,813
Germany                                   GM               0.42       1,872,329
Hong Kong                                 HK               0.37       1,650,493
Indonesia                                 ID               0.06         265,000
Japan                                     JA               0.42       1,880,826
Netherlands                               NL               2.21       9,801,115
South Africa                              SF               0.89       3,926,769
Spain                                     SP               0.19         833,152
Switzerland                               SZ               3.07      13,620,676
United Kingdom                            UK               3.69      16,354,014
United States                             US              86.75     384,656,883
================================================================================
                                                         100.00% $  443,430,939
================================================================================

See Notes to Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

INVESCO SECTOR FUNDS, INC.
OCTOBER 31, 1999
                                                                      FINANCIAL
                                                      ENERGY           SERVICES
                                                        FUND               FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                              $     176,632,999   $    991,041,900
================================================================================
   At Value(a)                             $     195,623,881   $  1,235,599,533
Cash                                                 682,820                  0
Foreign Currency (Cost $0 and $9,308,
  respectively)                                            0              9,018
Receivables:
   Investment Securities Sold                     13,690,115          4,641,426
   Fund Shares Sold                               11,062,297         45,572,760
   Dividends and Interest                             44,509          1,486,848
Prepaid Expenses and Other Assets                     25,443             98,473
================================================================================
TOTAL ASSETS                                     221,129,065      1,287,408,058
================================================================================
LIABILITIES
Payables:
   Custodian                                               0             15,186
   Distributions to Shareholders                           0            139,760
   Investment Securities Purchased                 6,838,963         22,082,498
   Fund Shares Repurchased                        18,080,893         22,279,347
Accrued Distribution Expenses                         45,918            228,040
Accrued Expenses and Other Payables                   27,242            108,238
================================================================================
TOTAL LIABILITIES                                 24,993,016         44,853,069
================================================================================
NET ASSETS AT VALUE                        $     196,136,049   $  1,242,554,989
================================================================================
NET ASSETS
Paid-in Capital(b)                         $     205,942,383   $    891,967,390
Accumulated Undistributed (Distributions
   in Excess of) Net Investment Income
   (Loss)                                            (14,351)             3,087
Accumulated Undistributed Net Realized
   Gain (Loss) on Investment Securities
   and Foreign Currency Transactions             (28,782,865)       106,030,181
Net Appreciation of Investment Securities
   and Foreign Currency Transactions              18,990,882        244,554,331
================================================================================
NET ASSETS AT VALUE                        $     196,136,049   $  1,242,554,989
================================================================================
Shares Outstanding                                14,333,913         41,789,581
NET ASSET VALUE, Offering and Redemption
   Price per Share                         $           13.68   $          29.73
================================================================================

(a) Investment securities at cost and value at October 31, 1999 includes a repurchase agreement of $606,000 for Energy Fund.

(b) The Fund has two billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Energy Fund and 100 million have been allocated to Financial Services Fund.

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
OCTOBER 31, 1999
                                                                         HEALTH
                                                        GOLD           SCIENCES
                                                        FUND               FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                              $     125,156,054   $  1,340,755,519
================================================================================
   At Value(a)                             $      96,285,862   $  1,593,486,819
Cash                                               2,050,411             17,558
Receivables:
   Investment Securities Sold                      2,002,770                825
   Fund Shares Sold                                  116,156          4,939,272
   Dividends and Interest                              8,661          1,077,021
Prepaid Expenses and Other Assets                     33,673            123,504
================================================================================
TOTAL ASSETS                                     100,497,533      1,599,644,999
================================================================================
LIABILITIES
Payables:
   Distributions to Shareholders                           0             29,963
   Investment Securities Purchased                    44,426         20,063,895
   Fund Shares Repurchased                           613,346          5,062,638
Accrued Distribution Expenses                         24,992            324,791
Accrued Expenses and Other Payables                   61,831            135,107
================================================================================
TOTAL LIABILITIES                                    744,595         25,616,394
================================================================================
NET ASSETS AT VALUE                        $      99,752,938   $  1,574,028,605
================================================================================
NET ASSETS
Paid-in Capital(b)                         $     295,919,697   $  1,168,444,150
Accumulated Undistributed (Distributions
   in Excess of) Net Investment Income
   (Loss)                                           (754,980)         2,830,922
Accumulated Undistributed Net Realized
   Gain (Loss) on Investment Securities
   and Foreign Currency Transactions            (166,541,894)       150,022,213
Net Appreciation (Depreciation) of
   Investment Securities and Foreign
   Currency Transactions                         (28,869,885)       252,731,320
================================================================================
NET ASSETS AT VALUE                        $      99,752,938   $  1,574,028,605
================================================================================
Shares Outstanding                                54,373,564         26,957,802
NET ASSET VALUE, Offering and Redemption
   Price per Share                         $            1.83   $          58.39
================================================================================

(a) Investment securities at cost and value at October 31, 1999 includes a repurchase agreement of $2,247,000 for Gold Fund.

(b) The Fund has two billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Gold Fund and 100 million have been allocated to Health Sciences Fund.

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
OCTOBER 31, 1999

                                                     LEISURE          UTILITIES
                                                        FUND               FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                              $     256,269,673   $    147,393,615
================================================================================
   At Value(a)                             $     443,430,939   $    219,065,134
Cash                                                       0              1,515
Receivables:
   Investment Securities Sold                      3,691,610                  0
   Fund Shares Sold                                3,524,795          6,426,304
   Dividends and Interest                            175,800            477,718
Appreciation on Forward Foreign Currency
   Contracts                                          18,588                  0
Prepaid Expenses and Other Assets                     45,098             31,393
================================================================================
TOTAL ASSETS                                     450,886,830        226,002,064
================================================================================
LIABILITIES
Payables:
   Custodian                                           7,635                  0
   Distributions to Shareholders                           0             22,731
   Investment Securities Purchased                 6,769,451            879,937
   Fund Shares Repurchased                           630,596          1,699,331
Accrued Distribution Expenses                         88,524             42,172
Accrued Expenses and Other Payables                   42,809             23,576
================================================================================
TOTAL LIABILITIES                                  7,539,015          2,667,747
================================================================================
NET ASSETS AT VALUE                        $     443,347,815   $    223,334,317
================================================================================
NET ASSETS
Paid-in Capital(b)                         $     222,836,799   $    138,369,436
Accumulated Undistributed (Distributions
   in Excess of) Net Investment Income
   (Loss)                                            (40,573)           (12,297)
Accumulated Undistributed Net Realized
   Gain on Investment Securities and
   Foreign Currency Transactions                  33,390,065         13,305,659
Net Appreciation of Investment Securities
   and Foreign Currency Transactions             187,161,524         71,671,519
================================================================================
NET ASSETS AT VALUE                        $     443,347,815   $    223,334,317
================================================================================
Shares Outstanding                                10,260,011         12,631,263
NET ASSET VALUE, Offering and Redemption
   Price per Share                         $           43.21   $          17.68
================================================================================

(a) Investment securities at cost and value at October 31, 1999 includes a repurchase agreement of $29,041,000 for Utilities Fund.

(b) The Fund has two billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to Leisure Fund and 100 million have been allocated to Utilities Fund.

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
OCTOBER 31, 1999
                                                                      TECHNOLOGY
                                                                            FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                                  $  1,893,254,884
================================================================================
   At Value(a)                                                 $  2,993,657,078
Receivables:
   Investment Securities Sold                                        32,636,528
   Fund Shares Sold                                                  21,319,326
   Dividends and Interest                                               295,966
Prepaid Expenses and Other Assets                                       108,151
================================================================================
TOTAL ASSETS                                                      3,048,017,049
================================================================================
LIABILITIES
Payables:
   Custodian                                                             81,642
   Investment Securities Purchased                                    9,796,972
   Fund Shares Repurchased                                            4,099,285
Accrued Distribution Expenses - Class II                                395,434
Accrued Expenses and Other Payables                                     105,973
================================================================================
TOTAL LIABILITIES                                                    14,479,306
================================================================================
NET ASSETS AT VALUE                                            $  3,033,537,743
================================================================================
NET ASSETS
Paid-in Capital(b)                                             $  1,701,874,652
Accumulated Undistributed (Distributions in Excess of)
   Net Investment Loss                                                  (64,798)
Accumulated Undistributed Net Realized Gain on
   Investment Securities and Foreign Currency Transactions          231,325,695
Net Appreciation of Investment Securities and
   Foreign Currency Transactions                                  1,100,402,194
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding          $  3,033,537,743
================================================================================
NET ASSETS AT VALUE:
   Class I                                                     $    951,925,040
================================================================================
   Class II                                                    $  2,081,612,703
================================================================================
Shares Outstanding
   Class I                                                           16,292,818
   Class II                                                          35,787,213
NET ASSET VALUE, Offering and Redemption Price per Share
   Class I                                                     $          58.43
   Class II                                                    $          58.17
================================================================================

(a) Investment securities at cost and value at October 31, 1999 includes a repurchase agreement of $20,362,000.

(b) The Fund has two billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual class.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO SECTOR FUNDS, INC.
YEAR ENDED OCTOBER 31, 1999
                                                                      FINANCIAL
                                                      ENERGY           SERVICES
                                                        FUND               FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                  $       2,395,544   $     16,987,514
Interest                                             276,249          3,376,617
   Foreign Taxes Withheld                            (13,193)          (221,224)
================================================================================
   TOTAL INCOME                                    2,658,600         20,142,907
================================================================================
EXPENSES
Investment Advisory Fees                           1,236,589          8,448,427
Distribution Expenses                                425,204          3,362,922
Transfer Agent Fees                                  773,666          3,485,376
Administrative Fees                                   64,206            383,458
Custodian Fees and Expenses                           27,483            219,546
Directors' Fees and Expenses                          16,372             69,446
Interest Expense                                      14,939             20,027
Professional Fees and Expenses                        17,534             52,036
Registration Fees and Expenses                        37,767            169,936
Reports to Shareholders                              156,122            698,482
Other Expenses                                         5,656             47,775
================================================================================
   TOTAL EXPENSES                                  2,775,538         16,957,431
   Fees and Expenses Paid Indirectly                 (33,949)          (228,582)
================================================================================
      NET EXPENSES                                 2,741,589         16,728,849
================================================================================
NET INVESTMENT INCOME (LOSS)                         (82,989)         3,414,058
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                           6,819,439        110,696,938
   Foreign Currency Transactions                     (15,203)        (3,992,343)
================================================================================
      Total Net Realized Gain                      6,804,236        106,704,595
================================================================================
Change in Net Appreciation (Depreciation) of:
   Investment Securities                          18,193,660         66,360,947
   Foreign Currency Transactions                           0         (3,286,753)
================================================================================
      Total Net Appreciation                      18,193,660         63,074,194
================================================================================
NET GAIN ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS              24,997,896        169,778,789
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS $      24,914,907   $    173,192,847
================================================================================

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
YEAR ENDED OCTOBER 31, 1999


                                                                         HEALTH
                                                        GOLD           SCIENCES
                                                        FUND               FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                  $         361,271   $     12,902,180
Interest                                             213,834          7,299,828
   Foreign Taxes Withheld                            (36,714)          (249,185)
================================================================================
   TOTAL INCOME                                      538,391         19,952,823
================================================================================
EXPENSES
Investment Advisory Fees                             767,252          9,661,782
Distribution Expenses                                269,862          3,914,446
Transfer Agent Fees                                  840,794          3,728,045
Administrative Fees                                   39,652            465,978
Custodian Fees and Expenses                           48,675            209,313
Directors' Fees and Expenses                          13,994             71,913
Interest Expense                                      31,584             12,030
Professional Fees and Expenses                        18,231             63,253
Registration Fees and Expenses                        41,086            129,416
Reports to Shareholders                              172,286            808,800
Other Expenses                                         9,306             46,368
================================================================================
   TOTAL EXPENSES                                  2,252,722         19,111,344
   Fees and Expenses Paid Indirectly                 (75,289)          (206,287)
================================================================================
      NET EXPENSES                                 2,177,433         18,905,057
================================================================================
NET INVESTMENT INCOME (LOSS)                      (1,639,042)         1,047,766
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                         (30,067,989)       161,920,608
   Foreign Currency Transactions                  (1,952,631)        (6,379,464)
================================================================================
      Total Net Realized Gain (Loss)             (32,020,620)       155,541,144
================================================================================
Change in Net Appreciation (Depreciation) of:
   Investment Securities                          23,489,415        (56,836,634)
   Foreign Currency Transactions                   4,620,706          6,369,060
================================================================================
      Total Net Appreciation (Depreciation)       28,110,121        (50,467,574)
================================================================================
NET GAIN (LOSS) ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS              (3,910,499)       105,073,570
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS                              $      (5,549,541)  $    106,121,336
================================================================================

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
YEAR ENDED OCTOBER 31, 1999
                                                     LEISURE          UTILITIES
                                                        FUND               FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                  $       1,773,834   $      3,937,315
Interest                                             791,997            590,694
   Foreign Taxes Withheld                            (40,664)           (18,131)
================================================================================
   TOTAL INCOME                                    2,525,167          4,509,878
================================================================================
EXPENSES
Investment Advisory Fees                           2,538,217          1,487,535
Distribution Expenses                                853,746            495,845
Transfer Agent Fees                                  958,999            544,152
Administrative Fees                                  117,284             69,173
Custodian Fees and Expenses                           94,630             29,032
Directors' Fees and Expenses                          20,276             16,183
Professional Fees and Expenses                        24,394             19,229
Registration Fees and Expenses                        47,447             43,976
Reports to Shareholders                              243,782            132,633
Other Expenses                                         9,693              6,714
================================================================================
   TOTAL EXPENSES                                  4,908,468          2,844,472
   Fees and Expenses Absorbed by Investment Adviser        0           (346,779)
   Fees and Expenses Paid Indirectly                 (63,162)           (18,980)
================================================================================
      NET EXPENSES                                 4,845,306          2,478,713
================================================================================
NET INVESTMENT INCOME (LOSS)                      (2,320,139)         2,031,165
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                          36,753,141         13,701,403
   Foreign Currency Transactions                    (125,352)          (102,652)
================================================================================
      Total Net Realized Gain                     36,627,789         13,598,751
================================================================================
Change in Net Appreciation (Depreciation) of:
   Investment Securities                         124,880,602         24,409,177
   Foreign Currency Transactions                  (2,284,298)          (397,742)
================================================================================
      Total Net Appreciation                     122,596,304         24,011,435
================================================================================
NET GAIN ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS             159,224,093         37,610,186
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS $     156,903,954   $     39,641,351
================================================================================

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
YEAR ENDED OCTOBER 31, 1999 (NOTE 1)

                                                                     TECHNOLOGY
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                      $      1,618,524
Interest                                                              5,299,607
   Foreign Taxes Withheld                                               (84,619)
================================================================================
   TOTAL INCOME                                                       6,833,512
================================================================================
EXPENSES
Investment Advisory Fees                                             10,576,104
Distribution Expenses - Class II                                      3,489,968
Transfer Agent Fees                                                   3,515,997
Administrative Fees                                                     579,399
Custodian Fees and Expenses                                             191,395
Directors' Fees and Expenses                                             68,870
Professional Fees and Expenses                                           57,533
Registration Fees and Expenses
   Class I                                                               35,071
   Class II                                                             101,032
Reports to Shareholders                                                 690,583
Other Expenses                                                           45,143
================================================================================
   TOTAL EXPENSES                                                    19,351,095
   Fees and Expenses Paid Indirectly                                   (130,878)
================================================================================
      NET EXPENSES                                                   19,220,217
================================================================================
NET INVESTMENT LOSS                                                 (12,386,705)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT SECURITIES
Net Realized Gain on:
   Investment Securities                                            341,709,239
   Foreign Currency Transactions                                         43,030
================================================================================
      Total Net Realized Gain                                       341,752,269
================================================================================
Change in Net Appreciation of:
   Investment Securities                                            928,039,143
   Foreign Currency Transactions                                      2,433,196
================================================================================
      Total Net Appreciation                                        930,472,339
================================================================================
NET GAIN ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTION                               1,272,224,608
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $  1,259,837,903
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

ENERGY FUND
                                                         YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                                        1999               1998
OPERATIONS
Net Investment Income (Loss)               $         (82,989)  $         16,233
Net Realized Gain (Loss) on Investment
   Securities and Foreign Currency
   Transactions                                    6,804,236        (35,129,895)
Change in Net Appreciation (Depreciation)
   of Investment Securities and Foreign
   Currency Transactions                          18,193,660        (40,132,785)
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                24,914,907        (75,246,447)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                      0           (167,166)
In Excess of Net Investment Income                  (115,167)            (2,454)
Net Realized Gain on Investment Securities and
   Foreign Currency Transactions                           0         (4,468,073)
In Excess of Net Realized Gain on Investment
   Securities and Foreign Currency Transactions            0        (35,552,458)
================================================================================
TOTAL DISTRIBUTIONS                                 (115,167)       (40,190,151)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                    943,138,107        591,680,044
Reinvestment of Distributions                        108,078         37,731,064
================================================================================
                                                 943,246,185        629,411,108
Amounts Paid for Repurchases of Shares          (909,365,271)      (696,170,359)
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                        33,880,914        (66,759,251)
================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS           58,680,654       (182,195,849)
NET ASSETS
Beginning of Period                              137,455,395        319,651,244
================================================================================
End of Period (Including Accumulated
   Undistributed (Distributions in
   Excess of) Net Investment Loss
   of ($14,351) and ($10,238),
   respectively)                           $     196,136,049   $    137,455,395
================================================================================

          ------------------------------------------------------------


FUND SHARE TRANSACTIONS
Shares Sold                                       74,761,155         44,134,902
Shares Issued from Reinvestment of
   Distributions                                      10,747          2,803,292
================================================================================
                                                  74,771,902         46,938,194
Shares Repurchased                               (72,598,537)       (51,273,648)
================================================================================
NET INCREASE (DECREASE) IN FUND SHARES             2,173,365         (4,335,454)
================================================================================

See Notes to Financial Statements

FINANCIAL SERVICES FUND
                                                         YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                                        1999               1998
OPERATIONS
Net Investment Income                      $       3,414,058   $     12,285,909
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                  106,704,595        108,562,536
Change in Net Appreciation (Depreciation)
   of Investment Securities and Foreign
   Currency Transactions                          63,074,194         (5,267,763)
================================================================================
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                               173,192,847        115,580,682
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                             (3,356,533)       (12,269,881)
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions            (109,018,838)      (148,103,393)
================================================================================
TOTAL DISTRIBUTIONS                             (112,375,371)      (160,373,274)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                  1,613,190,305      1,718,344,847
Reinvestment of Distributions                    108,801,157        150,190,546
================================================================================
                                               1,721,991,462      1,868,535,393
Amounts Paid for Repurchases of Shares        (1,957,908,508)    (1,519,342,944)
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                      (235,917,046)       349,192,449
================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS         (175,099,570)       304,399,857
NET ASSETS
Beginning of Period                            1,417,654,559      1,113,254,702
================================================================================
End of Period (Including Accumulated
   Undistributed (Distributions in
   Excess of) Net Investment Income
   of $3,087 and ($21,917), respectively)  $   1,242,554,989   $  1,417,654,559
================================================================================

          ------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                       55,199,855         57,179,200
Shares Issued from Reinvestment of Distributions   4,049,413          5,459,331
================================================================================
                                                  59,249,268         62,638,531
Shares Repurchased                               (67,294,030)       (51,007,064)
================================================================================
NET INCREASE (DECREASE) IN FUND SHARES            (8,044,762)        11,631,467
================================================================================

See Notes to Financial Statements

GOLD FUND
                                                         YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                                        1999               1998
OPERATIONS
Net Investment Loss                        $      (1,639,042)  $     (1,116,660)
Net Realized Loss on Investment Securities
   and Foreign Currency Transactions             (32,020,620)       (65,297,806)
Change in Net Appreciation of Investment
   Securities and Foreign Currency Transactions   28,110,121          6,058,834
================================================================================
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                                (5,549,541)       (60,355,632)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment Income                         0         (1,637,391)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                    662,595,028        703,190,475
Reinvestment of Distributions                              0          1,520,914
================================================================================
                                                 662,595,028        704,711,389
Amounts Paid for Repurchases of Shares          (664,541,935)      (686,554,223)
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                        (1,946,907)        18,157,166
================================================================================
TOTAL DECREASE IN NET ASSETS                      (7,496,448)       (43,835,857)
NET ASSETS
Beginning of Period                              107,249,386        151,085,243
================================================================================
End of Period (Including Accumulated
   Undistributed (Distributions in
   Excess of) Net Investment Loss
   of ($754,980) and ($3,948,406),
   respectively)                          $      99,752,938   $    107,249,386
================================================================================

          ------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                      348,656,765        319,522,708
Shares Issued from Reinvestment of Distributions           0            652,176
================================================================================
                                                 348,656,765        320,174,884
Shares Repurchased                              (350,729,790)      (310,832,754)
================================================================================
NET INCREASE (DECREASE) IN FUND SHARES            (2,073,025)         9,342,130
================================================================================

See Notes to Financial Statements

HEALTH SCIENCES FUND
                                                         YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                                        1999               1998
OPERATIONS
Net Investment Income                      $       1,047,766   $      2,746,844
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions             155,541,144        196,825,886
Change in Net Appreciation (Depreciation)
   of Investment Securities and Foreign
   Currency Transactions                         (50,467,574)        68,341,567
================================================================================
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                               106,121,336        267,914,297
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                               (985,748)        (4,765,887)
In Excess of Net Investment Income                   (12,718)           (53,859)
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions            (198,906,192)      (147,796,033)
In Excess of Net Realized Gain on Investment
   Securities and Foreign Currency Transactions            0                  0
================================================================================
TOTAL DISTRIBUTIONS                             (199,904,658)      (152,615,779)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                  1,811,722,158      1,309,995,468
Reinvestment of Distributions                    190,797,614        142,313,946
================================================================================
                                               2,002,519,772      1,452,309,414
Amounts Paid for Repurchases of Shares        (1,662,903,600)    (1,183,910,039)
================================================================================
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                       339,616,172        268,399,375
================================================================================
TOTAL INCREASE IN NET ASSETS                     245,832,850        383,697,893
NET ASSETS
Beginning of Period                            1,328,195,755        944,497,862
================================================================================
End of Period (Including Accumulated
   Undistributed (Distributions in Excess
   of) Net Investment Income of
  $2,830,922 and ($53,538), respectively)  $   1,574,028,605   $  1,328,195,755
================================================================================

          ------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                       30,290,410         22,644,603
Shares Issued from Reinvestment of Distributions   3,296,314          2,979,770
================================================================================
                                                  33,586,724         25,624,373
Shares Repurchased                               (28,009,716)       (20,669,473)
================================================================================
NET INCREASE IN FUND SHARES                        5,577,008          4,954,900
================================================================================

See Notes to Financial Statements

LEISURE FUND
                                                         YEAR ENDED OCTOBER 31
                                                        1999               1998
--------------------------------------------------------------------------------
OPERATIONS
Net Investment Loss                        $      (2,320,139)  $       (191,426)
Net Realized Gain on Investment
   Securities, Foreign Currency
   Transactions and Futures Contracts             36,627,789         15,595,389
Change in Net Appreciation of Investment
   Securities and Foreign Currency Transactions  122,596,304         15,720,560
================================================================================
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                               156,903,954         31,124,523
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment Income                         0             (8,831)
Net Realized Gain on Investment Securities,
   Foreign Currency Transactions and
   Futures Contracts                             (15,505,553)       (22,821,029)
================================================================================
TOTAL DISTRIBUTIONS                              (15,505,553)       (22,829,860)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                    398,970,871        217,846,689
Reinvestment of Distributions                     15,149,269         21,894,580
================================================================================
                                                 414,120,140        239,741,269
Amounts Paid for Repurchases of Shares          (340,851,793)      (235,970,629)
================================================================================
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                        73,268,347          3,770,640
================================================================================
TOTAL INCREASE IN NET ASSETS                     214,666,748         12,065,303
NET ASSETS
Beginning of Period                              228,681,067        216,615,764
================================================================================
End of Period (Including Accumulated
   Undistributed (Distributions in Excess
   of) Net Investment Loss of ($40,573)
   and ($18,027), respectively)            $     443,347,815   $    228,681,067
================================================================================

          ------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                       10,888,255          7,793,967
Shares Issued from Reinvestment of
   Distributions                                     532,486            899,529
================================================================================
                                                  11,420,741          8,693,496
Shares Repurchased                                (9,350,638)        (8,465,353)
================================================================================
NET INCREASE IN FUND SHARES                        2,070,103            228,143
================================================================================

See Notes to Financial Statements

UTILITIES FUND
                                                         YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                                        1999               1998
OPERATIONS
Net Investment Income                      $       2,031,165   $      3,225,819
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions              13,598,751          2,637,629
Change in Net Appreciation of Investment
   Securities and Foreign Currency Transactions   24,011,435         30,143,538
================================================================================
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                39,641,351         36,006,986
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                             (2,503,335)        (3,220,692)
Net Realized Gain on Investment Securities and
   Foreign Currency Transactions                  (2,496,522)        (3,970,217)
================================================================================
TOTAL DISTRIBUTIONS                               (4,999,857)        (7,190,909)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                    245,057,189        446,364,689
Reinvestment of Distributions                      4,762,842          6,686,820
================================================================================
                                                 249,820,031        453,051,509
Amounts Paid for Repurchases of Shares          (238,436,543)      (436,981,400)
================================================================================
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                        11,383,488         16,070,109
================================================================================
TOTAL INCREASE IN NET ASSETS                      46,024,982         44,886,186
NET ASSETS
Beginning of Period                              177,309,335        132,423,149
================================================================================
End of Period (Including Accumulated Undistributed
   Net Investment Income (Loss) of ($12,297) and
   $482,480, respectively)                 $     223,334,317   $    177,309,335
================================================================================

          ------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                       14,379,908         32,309,451
Shares Issued from Reinvestment of Distributions     297,014            489,728
================================================================================
                                                  14,676,922         32,799,179
Shares Repurchased                               (14,079,699)       (31,429,955)
================================================================================
NET INCREASE IN FUND SHARES                          597,223          1,369,224
================================================================================

See Notes to Financial Statements

TECHNOLOGY FUND
                                                         YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                                        1999               1998
                                                    (Note 1)
OPERATIONS
Net Investment Loss                        $     (12,386,705)  $     (5,170,961)
Net Realized Gain (Loss) on Investment
   Securities and Foreign Currency
   Transactions                                  341,752,269        (96,330,143)
Change in Net Appreciation of Investment
   Securities and Foreign Currency Transactions  930,472,339         75,738,741
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                             1,259,837,903        (25,762,363)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment Income - Class II              0            (32,284)
Net Realized Gain on Investment Securities and Foreign
   Currency Transactions - Class II                        0        (94,248,558)
In Excess of Net Realized Gain on Investment Securities and
   Foreign Currency Transactions - Class II                0        (98,305,920)
================================================================================
TOTAL DISTRIBUTIONS                                        0       (192,586,762)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Class I                                       835,394,390                  0
   Class II                                    2,550,589,823      1,501,056,910
Reinvestment of Distributions - Class II                   0        181,493,943
================================================================================
                                               3,385,984,213      1,682,550,853
================================================================================
Amounts Paid for Repurchases of Shares
   Class I                                      (128,663,679)                 0
   Class II                                   (2,492,391,489)    (1,495,399,337)
================================================================================
                                              (2,621,055,168)    (1,495,399,337)
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                       764,929,045        187,151,516
================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS        2,024,766,948        (31,197,609)
NET ASSETS
Beginning of Period                            1,008,770,795      1,039,968,404
================================================================================
End of Period (Including Accumulated
   Undistributed (Distributions in Excess
   of) Net Investment Loss of ($64,798)
   and ($43,470), respectively)            $   3,033,537,743   $  1,008,770,795
================================================================================

                                                         YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                                        1999               1998
                                                    (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
   Class I                                        19,201,080                  0
   Class II                                       61,886,040         51,002,134
Shares Issued from Reinvestment of
   Distributions - Class II                                0          7,022,355
================================================================================
                                                  81,087,120         58,024,489
================================================================================
Shares Repurchased
   Class I                                        (2,908,262)                 0
   Class II                                      (62,037,041)       (50,998,957)
================================================================================
                                                 (64,945,303)       (50,998,957)
================================================================================
NET INCREASE IN FUND SHARES                       16,141,817          7,025,532
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements -- INVESCO SECTOR FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Sector Funds, Inc. (formerly known as INVESCO Strategic Funds, Inc. which were formerly known as INVESCO Strategic Portfolios, Inc.) is incorporated in Maryland and presently consists of seven separate Funds: Energy Fund, Financial Services Fund, Gold Fund, Health Sciences Fund, Leisure Fund, Technology Fund and Utilities Fund (individually the "Fund" and collectively, the "Funds"). On December 29, 1998, the board of directors of the Fund approved a name change to INVESCO Sector Funds, Inc. On February 3, 1999, the board of directors of the Fund approved the liquidation of Environmental Services Fund and effective May 21, 1999, Environmental Services Fund liquidated its assets and closed the Fund. The investment objectives of the Funds are to seek capital appreciation through investments in specific business sectors. Additionally, Utilities Fund seeks capital appreciation and income through investments in public utilities. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Funds year-end will change from October 31 to March 31.

Effective December 22, 1998, Technology Fund offers two classes of shares, referred to as Class I shares and Class II shares. Class I shares are not subject to any distribution fees, while Class II shares are subject to an annual distribution fee to a maximum of 0.25% of the Fund's annual average net assets attributable to Class II shares. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.

On May 20, 1999, shareholders of INVESCO Specialty Funds, Inc. - Realty Fund, and on May 28, 1999, shareholders of INVESCO Specialty Funds, Inc. - Telecommunications Fund approved an Agreement and Plan of Reorganization and Termination providing for the conversion of each Fund from a separate series of INVESCO Specialty Funds, Inc. to a separate series of INVESCO Sector Funds, Inc. effective March 20, 2000.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally, 4:00 p.m. New York time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day (generally, 4:00 p.m. New York time) and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of each Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At October 31, 1999, Energy Fund had $26,077,440 in net capital loss carryovers which expire in the year 2006, Gold Fund had $1,051,643, $66,206,106, $64,536,948 and $31,262,921 in net capital loss carryovers which expire in the years 2003, 2005, 2006 and 2007, respectively. Net capital loss carryovers utilized in 1999 by Energy and Technology Funds amounted to $6,034,682 and $95,219,756, respectively.

To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders. Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended October 31, 1999, amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:



                                                                     QUALIFYING
FUND                                                                 PERCENTAGE
--------------------------------------------------------------------------------
Energy Fund                                                               0.00%
Financial Services Fund                                                  99.98%
Gold Fund                                                                 0.00%
Health Sciences Fund                                                     12.39%
Leisure Fund                                                              0.00%
Utilities Fund                                                          100.00%
Technology Fund                                                           0.00%

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

For the year ended October 31, 1999, the effects of such differences were as follows:

                                                   ACCUMULATED
                                 ACCUMULATED     UNDISTRIBUTED
                               UNDISTRIBUTED      NET REALIZED
                                         NET           GAIN ON
                                  INVESTMENT        INVESTMENT          PAID-IN
FUND                                  INCOME        SECURITIES          CAPITAL
--------------------------------------------------------------------------------
Energy Fund                   $      194,043    $          116   $     (194,159)
Financial Services Fund              (32,521)           32,521                0
Gold Fund                          4,832,468        (1,284,264)      (3,548,204)
Health Sciences Fund               2,835,160        (2,835,160)               0
Leisure Fund                       2,297,593        (2,297,593)               0
Utilities Fund                       (22,607)           45,365          (22,758)
Technology Fund                   12,365,377       (12,362,567)          (2,810)

Net investment income (loss), net realized gains, paid-in capital and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Energy, Financial Services, Gold and Health Sciences Funds and Distribution Fees for Energy and Gold Funds and Transfer Agent Fees for Gold Fund are reduced by credits earned by each Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

For the year ended October 31, 1999, Fees and Expenses Paid Indirectly consisted of the following:

                              CUSTODIAN FEES      DISTRIBUTION         TRANSFER
FUND                            AND EXPENSES              FEES       AGENT FEES
--------------------------------------------------------------------------------
Energy Fund                   $       20,941    $       13,008    $           0
Financial Services Fund              228,582                 0                0
Gold Fund                             33,041            14,111           28,137
Health Sciences Fund                 206,287                 0                0
Leisure Fund                          63,162                 0                0
Utilities Fund                        18,980                 0                0
Technology Fund                      130,878                 0                0

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for each Fund is based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; and 0.55% on average net assets in excess of $700 million. Effective May 13, 1999, the following breakpoints became contractual: 0.45% on average net assets in excess of $2 billion, 0.40% on average net assets in excess of $4 billion, 0.375% on average net assets in excess of $6 billion and 0.35% on average net assets in excess of $8 billion.

A plan of distribution pursuant to Rule 12b-1 of the Act (the "Plan") provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets. For the year ended October 31, 1999, Energy, Financial Services, Gold, Health Sciences, Leisure, Utilities and Technology - Class II Funds paid the Distributor $395,044, $3,408,103, $257,275, $3,852,126, $808,112, $489,536, and $3,286,919,
respectively, under the plan of distribution.

IFG receives a transfer agent fee from each Fund at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Services Agreement, each Fund paid IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. Effective May 13, 1999, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets.

IFG has voluntarily agreed, to absorb certain fees and expenses incurred by Utilities Fund.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended October 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                 PURCHASES            SALES
--------------------------------------------------------------------------------
Energy Fund                                     $  482,463,449   $  442,213,930
Financial Services Fund                          1,044,294,645    1,418,256,170
Gold Fund                                          138,880,914      143,254,139
Health Sciences Fund                             1,819,058,099    1,789,219,171
Leisure Fund                                       169,452,143      113,489,077
Utilities Fund                                      59,333,873       64,528,235
Technology Fund                                  2,890,429,441    2,372,276,289

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At October 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                            NET
                                       GROSS             GROSS     APPRECIATION
FUND                            APPRECIATION      DEPRECIATION    (DEPRECIATION)
--------------------------------------------------------------------------------
Energy Fund                   $   21,267,798    $    4,982,343   $   16,285,455
Financial Services Fund          252,821,292         9,421,359      243,399,933
Gold Fund                         13,963,601        47,389,723      (33,426,122)
Health Sciences Fund             254,796,646        17,252,049      237,544,597
Leisure Fund                     196,004,528         9,588,641      186,415,887
Utilities Fund                    73,395,297         2,282,765       71,112,532
Technology Fund                1,110,872,132        20,151,912    1,090,720,220

NOTE 5 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Fund's officers and directors are also officers and directors of IFG or IDI.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the year ended October 31, 1999, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                      UNFUNDED
                                     PENSION           ACCRUED          PENSION
FUND                                EXPENSES     PENSION COSTS        LIABILITY
--------------------------------------------------------------------------------
Energy Fund                   $        4,561    $        4,721   $       19,083
Financial Services Fund               29,031            33,491           95,832
Gold Fund                              3,417            15,912           37,474
Health Sciences Fund                  27,782            47,014          125,656
Leisure Fund                           4,818            14,635           36,661
Utilities Fund                         3,597             8,420           20,739
Technology Fund                       23,418            30,327           95,199

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the year ended October 31, 1999, in which the issuer was an affiliate of the Fund, is as follows:

                                                                           REALIZED
                               PURCHASES                SALES           GAIN (LOSS)
                          -----------------------------------------  ON INVESTMENTS      VALUE AT
AFFILIATE                 SHARES        COST     SHARES        COST      SECURITIES      10/31/99
-------------------------------------------------------------------------------------------------
GOLD FUND
Crown Resources               --          --    205,000 $ 1,357,563    $(1,048,978)   $ 2,658,438
Guyanor Ressources
   SA Class B Shrs            --          --         --          --             --        489,496
Pacific Rim Mining        41,500  $   44,405         --          --             --      1,031,510
Star Resources           208,500      29,183         --          --             --        754,188

HEALTH SCIENCES FUND
Clarus Medical Systems
   Series I, Pfd              --          --         --          --             --              1
   Series II, Pfd             --          --         --          --             --         33,357
   Warrants (Exp 2000)        --          --         --          --             --              0
Ecogen Technologies I         --          --         --          --             --              1
Janus Biomedical
   Series A, Conv Pfd         --          --         --          --             --              1
Physicians Online
   Bridge Notes, 11.000%
      10/31/2000              --          --         --          --             --        292,070
   Bridge Notes II
      11.000%
      2/28/2000          256,977     256,977         --          --             --        256,977
   Series A, Conv Pfd         --          --         --          --             --      3,667,703
Resmed Inc                    --          --    890,000   6,420,000     17,009,828              0
Schering-Plough Corp   1,722,665  55,838,808    738,200  35,973,904     (2,534,831)    79,762,568

Dividend income in the amount of $634,910 was received from Schering-Plough Corp and interest income in the amount of $32,574 and $8,480 was received from Physicians Online, Bridge Notes, 11.000%, 10/31/2000 and Physicians Online, Bridge Notes II, 11.000%, 2/28/2000, respectively, during the fiscal year ended October 31, 1999. No dividend or interest income was received from any other affiliated companies.

NOTE 6 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At October 31, 1999, there were no such borrowings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Sector Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Energy Fund, INVESCO Financial Services Fund, INVESCO Gold Fund, INVESCO Health Sciences Fund, INVESCO Leisure Fund, INVESCO Technology Fund and INVESCO Utilities Fund (constituting INVESCO Sector Funds, Inc., formerly known as INVESCO Strategic Funds, Inc., hereafter referred to as the "Fund") at October 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

Denver, Colorado
December 1, 1999

FINANCIAL HIGHLIGHTS


ENERGY FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            YEAR ENDED OCTOBER 31
----------------------------------------------------------------------------------------------
                                               1999       1998      1997     1996        1995
PER SHARE DATA
Net Asset Value-- Beginning of Period        $11.30    $19.38     $15.03   $10.09      $10.77
==============================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(a)               0.00       0.00       0.06     0.04        0.09
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)             2.39      (5.04)      5.56     4.94      (0.68)
==============================================================================================
TOTAL FROM INVESTMENT OPERATIONS              2.39      (5.04)      5.62     4.98      (0.59)
==============================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(b)       0.01       0.01       0.05     0.04        0.09
Distributions from Capital Gains              0.00       0.34       1.22     0.00        0.00
In Excess of Capital Gains                    0.00       2.69       0.00     0.00        0.00
==============================================================================================
TOTAL DISTRIBUTIONS                           0.01       3.04       1.27     0.04        0.09
==============================================================================================
Net Asset Value-- End of Period             $13.68     $11.30     $19.38    $15.03     $10.09
==============================================================================================

TOTAL RETURN                                21.19%   (28.51%)     40.65%     49.33%   (5.45%)

RATIOS
Net Assets--End of Period
  ($000 Omitted)                          $196,136   $137,455   $319,651   $236,169   $48,284
Ratio of Expenses to Average Net
  Assets(c)                                  1.68%      1.58%      1.21%      1.30%     1.53%
Ratio of Net Investment Income (Loss)
   to Average Net Assets                   (0.05%)      0.01%      0.39%      0.54%     0.72%
Portfolio Turnover Rate                      279%        192%       249%       392%      300%

(a) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the years ended October 31, 1999 and 1998.

(b) Distributions in excess of net investment income for the years ended October 31, 1999, 1998 and 1996, aggregated less than $0.01 on a per share basis.

(c) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------
                                            1999          1998          1997         1996       1995
PER SHARE DATA
Net Asset Value-- Beginning of Period     $28.45        $29.14        $22.94       $18.95     $15.31
=====================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                       0.08          0.25          0.28         0.50       0.29
Net Gains on Securities
   (Both Realized and Unrealized)           3.52          3.01          8.14        5.18        3.64
=====================================================================================================
TOTAL FROM INVESTMENT OPERATIONS            3.60          3.26          8.42        5.68        3.93
=====================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income        0.08          0.25          0.28        0.50        0.29
In Excess of Net Investment Income          0.00          0.00          0.00        0.05        0.00
Distributions from Capital Gains            2.24          3.70          1.94        1.14        0.00
=====================================================================================================
TOTAL DISTRIBUTIONS                         2.32          3.95          2.22        1.69        0.29
=====================================================================================================
Net Asset Value-- End of Period           $29.73        $28.45        $29.14      $22.94      $18.95
=====================================================================================================

TOTAL RETURN                              13.52%        11.76%        39.80%      31.48%      25.80%

RATIOS
Net Assets-- End of Period
   ($000 Omitted)                    $ 1,242,555   $ 1,417,655   $ 1,113,255   $ 542,688   $ 410,048
Ratio of Expenses to Average Net
   Assets(a)                               1.26%         1.05%         0.99%       1.11%       1.26%
Ratio of Net Investment Income
   to Average Net Assets                   0.25%         0.85%         1.19%       2.48%       2.10%
Portfolio Turnover Rate                      83%           52%           96%        141%        171%

(a) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

FINANCIAL HIGHLIGHTS

GOLD FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------
                                             1999(a)       1998     1997(a)       1996       1995
PER SHARE DATA
Net Asset Value-- Beginning of Period        $ 1.90      $ 3.21      $ 8.00     $ 5.21     $ 5.68
==================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                  (0.03)       0.01      (0.02)     (0.01)       0.01
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)             (0.04)     (1.29)      (2.62)       2.80      (0.47)
==================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (0.07)     (1.28)      (2.64)       2.79      (0.46)
==================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income           0.00        0.00        0.00       0.00        0.01
In Excess of Net Investment Income             0.00        0.03        2.15       0.00        0.00
==================================================================================================
TOTAL DISTRIBUTIONS                            0.00        0.03        2.15       0.00        0.01
==================================================================================================
Net Asset Value--End of Period                $1.83       $1.90       $3.21      $8.00      $ 5.21
==================================================================================================

TOTAL RETURN                                (3.68%)    (39.98%)    (44.38%)     53.55%     (8.12%)

RATIOS
Net Assets-- End of Period
  ($000 Omitted)                           $ 99,753   $ 107,249   $ 151,085   $277,892   $ 151,779
Ratio of Expenses to Average Net Assets(b)    2.20%       1.90%       1.47%      1.22%       1.32%
Ratio of Net Investment Income (Loss)
   to Average Net Assets                    (1.60%)     (0.93%)     (0.41%)    (0.08%)       0.13%
Portfolio Turnover Rate                       141%        133%        148%       155%          72%

(a) The per share information was computed based on average shares.

(b) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------------
                                                  1999           1998       1997        1996        1995
PER SHARE DATA
Net Asset Value-- Beginning of Period          $ 62.12        $ 57.50    $ 55.24     $ 50.47     $ 35.09
=========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                      0.14          0.13        0.06        0.07      (0.03)
Net Gains on Securities
   (Both Realized and Unrealized)                 5.02         13.55       10.85        8.78       15.41
=========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  5.16         13.68       10.91        8.85       15.38
=========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(a)           0.04          0.25        0.06        0.07        0.00
Distributions from Capital Gains                  8.85          8.81        8.59        4.01        0.00
=========================================================================================================
TOTAL DISTRIBUTIONS                               8.89          9.06        8.65        4.08        0.00
=========================================================================================================
Net Asset Value-- End of Period                 $58.39        $62.12      $57.50      $55.24      $50.47
=========================================================================================================

TOTAL RETURN                                     8.44%        28.58%      22.96%      17.99%      43.83%

RATIOS
Net Assets-- End of Period
  ($000 Omitted)                           $ 1,574,020   $ 1,328,196   $ 944,498   $ 933,828   $ 860,926
Ratio of Expenses to Average Net Assets(b)       1.22%         1.12%       1.08%       0.98%       1.15%
Ratio of Net Investment Income (Loss)
   to Average Net Assets                         0.07%         0.25%       0.11%       0.11%     (0.08%)
Portfolio Turnover Rate                           127%           92%        143%         90%       107%

(a) Distributions in excess of net investment income for the years ended October 31, 1999 and 1998, aggregated less than $0.01 on a per share basis.

(b) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

FINANCIAL HIGHLIGHTS

LEISURE FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                YEAR ENDED OCTOBER 31
----------------------------------------------------------------------------------------------------
                                                1999        1998        1997        1996       1995
PER SHARE DATA
Net Asset Value-- Beginning of Period        $ 27.92     $ 27.21     $ 22.89     $ 23.78    $ 22.63
====================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(a)                 0.00        0.00        0.02        0.04       0.08
Net Gains on Securities
   (Both Realized and Unrealized)              17.20        3.69        4.96        2.25       2.06
====================================================================================================
TOTAL FROM INVESTMENT OPERATIONS               17.20        3.69        4.98        2.29       2.14
====================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(b)         0.00        0.00        0.02        0.04       0.08
Distributions from Capital Gains                1.91        2.98        0.64        2.25       0.91
In Excess of Capital Gains                      0.00        0.00        0.00        0.89       0.00
====================================================================================================
TOTAL DISTRIBUTIONS                             1.91        2.98        0.66        3.18       0.99
====================================================================================================
Net Asset Value-- End of Period               $43.21      $27.92      $27.21      $22.89     $23.78
====================================================================================================

TOTAL RETURN                                  65.13%      15.16%      22.32%      10.66%      9.98%

RATIOS
Net Assets-- End of Period
   ($000 Omitted)                          $ 443,348   $ 228,681   $ 216,616   $ 252,297   $265,181

Ratio of Expenses to Average Net Assets(c)     1.44%       1.41%       1.41%       1.30%      1.29%
Ratio of Net Investment Income (Loss)
   to Average Net Assets                     (0.68%)     (0.09%)       0.05%       0.18%      0.31%
Portfolio Turnover Rate                         35%         31%          25%         56%       119%

(a) Net Investment Income aggregated less than $0.01 on a per share basis for the years ended October 31, 1999 and 1998.

(b) Distributions in excess of net investment income for the years ended October 31, 1998, 1997, 1996 and 1995, aggregated less than $0.01 on a per share basis.

(c) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

FINANCIAL HIGHLIGHTS

UTILITIES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------
                                                1999        1998        1997        1996        1995
PER SHARE DATA
Net Asset Value-- Beginning of Period        $ 14.73     $ 12.42     $ 12.04     $ 10.61      $ 9.76
=====================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                           0.17        0.30        0.32        0.37        0.44
Net Gains on Securities
   (Both Realized and Unrealized)               3.20        2.56        1.25        1.43        0.84
=====================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                3.37        2.86        1.57        1.80        1.28
=====================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(a)         0.21        0.26        0.32        0.37        0.43
Distributions from Capital Gains                0.21        0.29        0.87        0.00        0.00
=====================================================================================================
TOTAL DISTRIBUTIONS                             0.42        0.55        1.19        0.37        0.43
=====================================================================================================
Net Asset Value-- End of Period               $17.68      $14.73      $12.42      $12.04     $ 10.61
=====================================================================================================

TOTAL RETURN                                  23.22%      23.44%      14.37%      17.18%      13.48%

RATIOS
Net Assets-- End of Period
   ($000 Omitted)                          $ 223,334   $ 177,309   $ 132,423   $ 153,082   $ 134,468

Ratio of Expenses to Average Net
   Assets(b)(c)                                1.26%       1.29%       1.22%       1.17%       1.18%
Ratio of Net Investment Income
   to Average Net Assets(b)                    1.02%       1.82%       2.74%       3.28%       4.47%
Portfolio Turnover Rate                          32%         47%         55%        141%        185%

(a) Distributions in excess of net investment income for the year ended October 31, 1996, aggregated less than $0.01 on a per share basis.

(b) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended October 31, 1999, 1998, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.43%, 1.36%, 1.27%, 1.25% and 1.30%, respectively, and ratio of net investment income to average net assets would have been 0.85%, 1.75%, 2.69%, 3.20% and 4.34%, respectively.

(c) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND -- CLASS I
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         PERIOD
                                                                          ENDED
                                                                     OCTOBER 31
                                                                     1999(a)(b)
--------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value-- Beginning of Period                            $        33.85
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                       (0.16)
Net Gains on Securities
   (Both Realized and Unrealized)                                         24.74
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          24.58
================================================================================
Net Asset Value-- End of Period                                    $      58.43
================================================================================

TOTAL RETURN                                                           72.61%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                           $  951,925
Ratio of Expenses to Average Net Assets(c)                              0.74%(e)
Ratio of Net Investment Loss to Average Net Assets                    (0.36%)(e)
Portfolio Turnover Rate                                                  143%(f)

(a) From December 22, 1998, since inception of Class I, to October 31, 1999.

(b) The per share information was computed based on average shares.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

(e) Annualized

(f) Portfolio Turnover is calculated at the Fund level, and therefore represents a full year.

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND - CLASS II
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   YEAR ENDED OCTOBER 31
-----------------------------------------------------------------------------------------------------------
                                                   1999      1998             1997        1996        1995
PER SHARE DATA
Net Asset Value-- Beginning of Period           $ 28.07      $ 35.97       $ 34.23     $ 34.33     $ 24.94
===========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(a)                  (0.07)         0.00          0.13        0.07      (0.02)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                 30.17       (1.45)          6.23        5.76       10.20
===========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  30.10       (1.45)          6.36        5.83       10.18
===========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(b)           0.00          0.00          0.13        0.07        0.00
Distributions from Capital Gains                  0.00          3.16          4.49        5.86        0.79
In Excess of Capital Gains                        0.00          3.29          0.00        0.00        0.00
Total Distributions                               0.00          6.45          4.62        5.93        0.79
Net Asset Value-- End of Period                 $58.17        $28.07        $35.97      $34.23     $ 34.33
===========================================================================================================

TOTAL RETURN                                   107.23%       (2.47%)        20.71%      19.98%      42.19%

RATIOS
Net Assets-- End of Period
   ($000 Omitted)                          $ 2,081,613   $ 1,008,771   $ 1,039,968   $ 789,611   $ 563,109
Ratio of Expenses to Average Net Assets(c)       1.20%         1.17%         1.05%       1.08%       1.12%
Ratio of Net Investment Income (Loss)
   to Average Net Assets                       (0.79%)       (0.49%)         0.41%       0.24%     (0.06%)
Portfolio Turnover Rate                          143%          178%           237%        168%       191%

(a) Net Investment Income aggregated less than $0.01 on a per share basis for the year ended October 31, 1998.

(b) Distributions in excess of net investment income for the years ended October 31, 1998 and 1996, aggregated less than $0.01 on a per share basis.

(c) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

                             INVESCO FAMILY OF FUNDS

                                                                      Newspaper
Fund Name                        Fund Code        Ticker Symbol     Abbreviation
--------------------------------------------------------------------------------
STOCK
Growth & Income                     21               IVGIX             Gro&Inc
Blue Chip Growth                    10               FLRFX             BlChpGro
Dynamics                            20               FIDYX             Dynm
Small Company Growth                60               FIEGX             SmCoGth
INVESCO Endeavor                    61               IVENX             Endeavor
Value Equity                        46               FSEQX             ValEq
S&P 500 Index Fund-Class II         23               ISPIX             SP500II
--------------------------------------------------------------------------------
BOND
U.S. Government Securities          32               FBDGX             USGvt
Select Income                       30               FBDSX             SelInc
High Yield                          31               FHYPX             HiYld
Tax-Free Bond                       35               FTIFX             TxFre
 (formerly,Tax-Free Long-Term Bond)
--------------------------------------------------------------------------------
COMBINATION STOCK & BOND
Equity Income                       15               FIIIX             EquityInc
 (formerly Industrial Income)
Total Return                        48               FSFLX             TotRtn
Balanced                            71               IMABX             Bal
--------------------------------------------------------------------------------
SECTOR
Energy                              50               FSTEX             Enrgy
Financial Services                  57               FSFSX             FinSvc
Gold                                51               FGLDX             Gold
Health Sciences                     52               FHLSX             HlthSc
Leisure                             53               FLISX             Leisur
Realty                              42               IVSRX             Realty
Technology-Class II                 55               FTCHX             Tech
Telecommunications                  39               ISWCX             Telecomm
 (formerly Worldwide Communications)
Utilities                           58               FSTUX             Util
--------------------------------------------------------------------------------
INTERNATIONAL
International Blue Chip             09               IIBCX             ItlBlChp
European                            56               FEURX             Europ
Latin American Growth               34               IVSLX             LtnAmerGr
Pacific Basin                       54               FPBSX             PcBas
--------------------------------------------------------------------------------
MONEY MARKET
U.S. Government Money               44               FUGXX        InvGvtMF
Cash Reserves                       25               FDSXX        InvCshR
Tax-Free Money                      40               FFRXX        InvTaxFree
Money Market Reserve                96               IMRXX        InvescoMMR
Tax-Exempt Reserve                  95               ITTXX        InvescoTTE


FOR MORE INFORMATION ABOUT ANY OF THE INVESCO FUNDS, INCLUDING MANAGEMENT FEES AND EXPENSES, PLEASE CALL US AT 1-800-525-8085 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                      YOU
                                     SHOULD
                                      KNOW
                                      WHAT
                                    INVESCO
                                   KNOWS(TM)








[INVESCO ICON]  INVESCO

We're easy to stay in touch with:

Investor Services: 1-800-525-8085
PAL(R), your Personal Account Line: 1-800-424-8085
On the World Wide Web: www.invesco.com

In Denver, visit one of our convenient Investor Centers:
Cherry Creek, 3003 East Third Avenue, Suite 1
Denver Tech Center, 7800 East Union Avenue, Lobby Level

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, CO 80217-3706

This information must be preceded or accompanied by a current prospectus.






ASEC 9026 11/99